As filed with the Securities and Exchange Commission on November 23, 2009
                                                         1933 Act No. 333-146680
                                                          1940 Act No. 811-22132

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

                  Pre-Effective Amendment No.
                                                  ----

                  Post-Effective Amendment No.     22                        [X]
                                                  ----
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                  Amendment No.      24
                                    ----

                        (Check appropriate box or boxes)


                                 ABERDEEN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                         1735 Market Street, 32nd Floor
                             Philadelphia, PA 19103
               (Address of Principal Executive Offices) (Zip Code)

                                 (215) 405-2055
                         (Registrant's Telephone Number,
                              including Area Code)

                              Lucia Sitar, Esquire
                       c/o Aberdeen Asset Management Inc.
                         1735 Market Street, 32nd Floor
                             Philadelphia, PA 19103

               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                           Barbara A. Nugent, Esquire
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

            [X]   immediately upon filing pursuant to paragraph (b) of Rule 485

            [ ]   on (date) pursuant to paragraph (b) of Rule 485

            [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485

            [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485

            [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485

            [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment only relates to the Institutional Class and Institution Service Class shares of the Aberdeen Emerging Markets Institutional Fund.

                                 Aberdeen Funds
                  Aberdeen Emerging Markets Institutional Fund
                       Institutional Class Shares (ABEMX)

                   Institutional Service Class Shares (AEMSX)


                                   PROSPECTUS

                               November 23, 2009



    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                TABLE OF CONTENTS

Section         Aberdeen Funds                                                        Page 1

Section 1       Fund Summary & Performance                                            Page 2
                Fees and Expenses                                                     Page 6

Section 2       Fund Details                                                          Page 8
                Additional Information about Investments, Investment
                   Techniques and Risks                                               Page 8

Section 3       Fund Management                                                       Page 11
                Investment Adviser & Subadvisers                                      Page 11
                Management Fees                                                       Page 11
                Portfolio Management                                                  Page 11
                Historical Performance Data of the Subadvisers                        Page 13
                Multi-Manager Structure                                               Page 15

Section 4       Investing with Aberdeen Funds                                         Page 17
                A Note About Share Classes                                            Page 17
                Buying Shares                                                         Page 17
                In-Kind Purchases                                                     Page 17
                Minimum Investments                                                   Page 17
                Revenue Sharing                                                       Page 17
                Investing Through Financial Intermediaries                            Page 18
                Contacting Aberdeen Funds                                             Page 19
                Share Price                                                           Page 20
                Fair Value Pricing                                                    Page 20
                Customer Identification Information                                   Page 21
                Accounts with Low Balances                                            Page 22
                Exchanging Shares                                                     Page 22
                Selling Shares                                                        Page 22
                Medallion Signature Guarantee                                         Page 23
                Excessive or Short-Term Trading                                       Page 23

Section 5       Distribution and Taxes                                                Page 26
                Income and Capital Gains Distributions                                Page 26
                Tax Considerations                                                    Page 26
                Selling and Exchanging Shares                                         Page 27
                Tax Status for Retirement Plans and Other Tax-Deferred Accounts       Page 27
                Backup Withholding                                                    Page 27
                Other                                                                 Page 27

Section 6       Financial Highlights                                                  Page 28

ABERDEEN FUNDS

This prospectus provides information about the Aberdeen Emerging Markets Institutional Fund (the "Emerging Markets Institutional Fund" or the "Fund"), the shares of which are offered by Aberdeen Funds (the "Trust").


---------------------------------- -------------------------------------- ---------------------------------------------
Objective                          Principal Strategies                   Principal Risk Factors
---------------------------------- -------------------------------------- ---------------------------------------------
---------------------------------- -------------------------------------- ---------------------------------------------
The Fund seeks long-term capital   The Fund will invest primarily in      o Foreign Investment Risk
appreciation by investing          common stocks, but may also invest
primarily in equity securities     in other types of equity securities,   o Emerging Markets Risk
of emerging market country         including preferred stocks,
issuers.                           convertible securities, depositary     o Market Risk
                                   receipts and rights and warrants
                                   to buy common stocks. As a             o Selection Risk
                                   non-fundamental policy, under
                                   normal circumstances, the Fund         o Small and Mid-Cap Securities Risk
                                   invests at least 80% of the
                                   value of its net assets plus           o Valuation Risk
                                   borrowings for investment purposes
                                   in equity securities of issuers that:  o Fair Value Pricing Risk

                                   o   Have their principal
                                       securities trading market in an
                                       emerging market country;

                                   o   Alone or on a consolidated basis
                                       derive 50% or more of their
                                       annual revenue or assets from
                                       goods produced, sales made
                                       or services performed in emerging
                                       market countries; or

                                   o   Are organized under the laws
                                       of, and have their principal
                                       office in, an emerging market
                                       country.
---------------------------------- -------------------------------------- ---------------------------------------------


The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that its performance will be positive for any period of time.

The Fund's investment objective can be changed without shareholder approval, although you will receive notice of any material change.

Aberdeen Asset Management Inc. (the "Adviser") serves as the Fund's investment adviser. Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited (each a "Subadviser" and collectively, the "Subadvisers") serve as subadvisers to the Fund.

A Note About Share Classes

The Emerging Markets Institutional Fund offers Institutional Class shares and Institutional Service Class shares.

Section 1 Fund Summary and Performance


Objective

The Emerging Markets Institutional Fund seeks long-term capital appreciation by investing primarily in equity securities of emerging market country issuers.

Principal Strategies

The Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of issuers that:

    o Have their principal securities trading market in an emerging market country;

    o Alone or on a consolidated basis derive 50% or more of their annual revenue or assets from goods produced, sales made or services performed in emerging market countries; or

    o Are organized under the laws of, and have their principal office in, an emerging market country.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Fund.


An "emerging market" country is any country determined by the Adviser or Subadvisers to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community considers to be emerging or developing, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund's investments are ordinarily diversified among regions, countries and currencies, as determined by the Subadvisers.

The Fund may invest in securities denominated in major currencies, including U.S. dollars, and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. However, from time to time, the Fund may hedge a portion of its foreign currency exposure.

The Fund's investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.



Principal Risks

The Emerging Markets Institutional Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Emerging Markets Institutional Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

Foreign Investment Risk. Foreign investments involve certain special risks, including:

    o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

    o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the U.S.

    o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the Fund's foreign investments.

    o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

    o Currency Risk. The Fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

    o Depositary Receipt Risk. While the use of American Depositary Receipt ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

    o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

    o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

    o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund's foreign investments.

    o Access Risk. Some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

    o Operational Risk. Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the Fund to losses from fraud, negligence, delay or other actions.

Emerging Markets Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in particular securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of these securities as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

    o   corporate earnings;

    o   production;

    o   management;

    o   sales; and

    o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Selection Risk. The investment team may select securities that underperform the stock market, the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), or other funds with similar investment objectives and strategies.

Small- and Mid-Cap Securities Risk. In general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Valuation Risk. The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the Fund.

Fair Value Pricing Risk. When fair value pricing is used, the values used by the Fund to price securities may be higher or lower than the quoted or published prices for the same securities on their primary markets or exchanges. This means that prices used by the Fund to value a security may be different from the prices used by other investment companies or investors to price the same security. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, the sale or redemption by the Fund of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

If the value of the Emerging Markets Institutional Fund's investments goes down, you may lose money.

For information on the above identified investments and additional risks of investing in the Fund, see "Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks."

Performance

The returns presented for the Emerging Markets Institutional Fund reflect the performance of the Aberdeen Emerging Markets Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund II. The Emerging Markets Institutional Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Emerging Markets Institutional Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Institutional Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The bar chart and table below can help you evaluate both potential risks and potential rewards of the Emerging Markets Institutional Fund. The bar chart shows the Fund's annual total returns. The returns in the bar chart have not been adjusted to show the effect of taxes. If taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Prior to the date of this prospectus, Institutional Service Class shares had not commenced operations; therefore no performance information for Institutional Service Class shares is provided. The returns for Institutional Service Class shares will be substantially similar to returns for Institutional Class shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns - Institutional Class Shares(1)
(Year Ended December 31)


                                  [BAR CHART]

                                    -40.36%

                                      2008



Best Quarter: 0.19% - 2nd qtr. of 2008
Worst Quarter: -22.69% - 4th qtr. of 2008

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


Average annual total returns
as of December 31, 2008

------------------------------------------------------------------- ----------------------- ---------------------------
                                                                            1 Year               Since Inception
                                                                                                  (May 11, 2007)
------------------------------------------------------------------- ----------------------- ---------------------------
------------------------------------------------------------------- ----------------------- ---------------------------
Institutional Class Shares - Return Before Taxes                          -40.36%                   -18.98%
------------------------------------------------------------------- ----------------------- ---------------------------
------------------------------------------------------------------- ----------------------- ---------------------------
Institutional Class Shares - Return After Taxes on Distributions          -40.77%                   -19.72%
------------------------------------------------------------------- ----------------------- ---------------------------
------------------------------------------------------------------- ----------------------- ---------------------------
Institutional Class Shares - Return After Taxes on Distributions
 and Sale of Fund Shares(2)                                               -26.01%                   -16.16%
------------------------------------------------------------------- ----------------------- ---------------------------
------------------------------------------------------------------- ----------------------- ---------------------------
MSCI EM  Index(3)                                                         -53.17%                   -25.58%(4)
------------------------------------------------------------------- ----------------------- ---------------------------


1 As of September 30, 2009, the Emerging Markets Institutional Fund's year-to-date return was 65.27% for the Institutional Class.
2 Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
3 The MSCI EM (Emerging Markets) Index (formerly known as the MSCI EMF (Emerging Markets Free) Index)is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI EMF Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Index is unmanaged and does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
4 The Index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Index is since April 30, 2007.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Emerging Markets Institutional Fund depending on the share class you select.



------------------------------------------------------ ------------------ ------------------
Shareholder fees (paid directly from your                Institutional      Institutional
investment)(1)                                               Class          Service Class
                                                            Shares             Shares
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Maximum Sales Charge (Load) imposed upon purchases           None               None
(as a percentage of offering price)
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Maximum Deferred Sales                                       None               None
Charge (Load) (as a percentage of offering or sale
price, whichever is less)
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Redemption/Exchange Fee (as a percentage of amount           2.00%              2.00%
redeemed or exchanged)(2)
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Annual Fund operating expenses (expenses that are
deducted from fund assets) (3)
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Management Fees                                              0.90%              0.90%
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Distribution and/or Service (12b-1) Fees                     None               None
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Other Expenses(4)                                            0.30%              0.35%
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Total annual fund operating expenses+                        1.20%              1.20%
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Less: Amount of Fee Limitations/Expense                      0.25%              0.25%
Reimbursements(5)
------------------------------------------------------ ------------------ ------------------
------------------------------------------------------ ------------------ ------------------
Net annual fund operating expenses+                          0.95%              1.00%
------------------------------------------------------ ------------------ ------------------



                       (Footnotes included after Example)

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Institutional Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Institutional Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year             3 Years              5 Years             10 Years
--------------------------------------- ------------------ -------------------  ------------------ -------------------
--------------------------------------- ------------------ -------------------  ------------------ -------------------
Institutional Class Shares               $97                $330                 $610                $1,049
--------------------------------------- ------------------ -------------------  ------------------ -------------------
Institutional Service Class Shares      $102                $346                 $637                $1,466
--------------------------------------- ------------------ -------------------  ------------------ -------------------


1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

3 The "Annual fund operating expenses" are annualized expenses based on anticipated fees and expenses payable by the Fund for the current fiscal year.

4 "Other Expenses" include other ordinary operating expenses of the Fund including administrative services fees for the Institutional Service Class which are permitted to be up to 0.25%. The amount currently reflected in "Other Expenses" for administrative services fees is 0.05% for Institutional Service Class shares.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for the Institutional Class and 0.95% for the Institutional Service Class through the Fund's first two years of operations. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses and Acquired Fund Fees and Expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the fees were limited or expenses were paid.

+   The "Total annual fund operating expenses" and "Net annuual fund operating expenses" in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

Section 2 Fund Details

Additional Information about Investments, Investment Techniques and Risks

This section provides further information on investments and investment techniques for the Fund. In addition to the principal risks identified above, this section also provides information on additional risks the Fund may be subject to.

Stock Market Risk - With respect to the Fund's investments in stocks, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

   o  corporate earnings;
   o  production;
   o  management;
   o  sales; and
   o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Foreign Securities Risk - Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

   o  political and economic instability;
   o  the impact of currency exchange rate fluctuations;
   o  reduced information about issuers;
   o  higher transaction costs;
   o  less stringent regulatory and accounting standards; and
   o  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with developing/emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

Depositary Receipts - The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs, and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Preferred Stock - The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Convertible Securities - The Fund may invest in convertible securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Warrants - The Fund may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

Securities Lending - The Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to the Fund.

Temporary Investments - The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o  short-term U.S. government securities;
o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;
o  prime quality commercial paper;
o repurchase agreements covering any of the securities in which the Fund may invest directly;
o  shares of money market funds; and
o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Equity Interests in Foreign Investment Funds or Trusts - In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

Mid- and Small-Cap Securities Risk - In general, stocks of mid-cap and small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Mid-cap and small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap and small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

Recent Market Events Risk - The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Adviser. These market conditions may continue or worsen.

The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption

The Fund is operated by a person that has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Portfolio Holdings Disclosure

The Fund posts onto the Trust's internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.

Section 3 Fund Management

Investment Adviser & Subadvisers

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser"), a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis.

Aberdeen Asset Management Investment Services Limited ("AAMISL" or "Subadviser"), a United Kingdom corporation, and Aberdeen Asset Management Asia Limited ("AAMAL" or "Subadviser"), a Singapore corporation, serve as Subadvisers to the Fund. AAMISL's principal place of business is located at One Bow Churchyard, London, England, EC4M9HH. AAMAL's principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Adviser and Subadvisers are responsible for the day-to-day management of the Fund's investments. To the extent that AAMISL or AAMAL do not have management over a specific portion of the Fund's assets, AAMISL and AAMAL will assist the Adviser with oversight for the Fund. When a portfolio management team from AAMISL or AAMAL are allocated a specific portion of any of the Fund's assets to manage, it will receive a fee from the Adviser for its investment management services.

The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), which is the parent company of an asset management group managing approximately $230 billion in assets as of August 31, 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as "Aberdeen." Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees' (the "Board") approval of the investment advisory agreement and the sub-advisory agreements for the Fund will be available in the Fund's Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2010.

Management Fees

The Fund pays the Adviser a management fee based on the Fund's average daily net assets, and the Adviser pays the Subadviser(s) from the management fee it receives.


The total annual advisory fees the Fund pays the Adviser are as follows:

        Fund Assets                                  Management Fee
        -------------------------------------------- ---------------------
        -------------------------------------------- ---------------------
           Average Daily Net Assets                        0.90%
        -------------------------------------------- ---------------------

Portfolio Management

The Adviser and Subadvisers generally use a team-based approach for management of each Fund. Information about the Aberdeen team members primarily responsible for managing the Fund is included below.

The Emerging Markets Institutional Fund is managed by the Global Emerging Markets Team. The Global Emerging Markets Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by our process. The experience of senior managers provides the confidence needed to take a long-term view. The Team is jointly and primarily responsible for the day-to-day management of the Aberdeen Emerging Markets

Institutional Fund, with the following members having the most significant responsibility for the day-to-day management of the Aberdeen Emerging Markets Institutional Fund:


Devan Kaloo, Head of Emerging Markets

Devan joined Aberdeen in 2000 when the investment adviser for which he worked, Murray Johnstone, was acquired by Aberdeen. Devan initially worked with the Asian equity team and was promoted to senior investment manager in 2003 and worked closely with Peter Hames on regional portfolio construction. In May 2005, he was appointed to his current position. Devan began his career at Martin Currie in Edinburgh, initially working on the North American team before transferring to the global asset allocation desk. He has an MA (Hons) from St Andrews University and a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

Joanne Irvine, Head of Emerging Markets (ex Asia)

Joanne joined Aberdeen in 1996, initially in a group development role, and then moved to the global emerging markets equity team in 1997. Previously, Joanne worked in corporate finance specialising in raising development capital finance for private businesses. Joanne has a BA in accounting and is a qualified Chartered Accountant.

Mark Gordon-James, CFA(R)*, Investment Manager

Mark is an investment manager on the global emerging markets equities team. Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder.

Fiona Morrison, CFA(R)*, Investment Manager

Fiona is an investment manager on the emerging markets ex Asia team. She joined Aberdeen as part of a team acquired from Deutsche in October 2005. Prior to joining Aberdeen, Fiona was an analyst with Deutsche since 2001. She graduated from the University of Durham with a BA Honours in History with French.

Hugh Young, Global Head of Equity

Hugh set up AAMAL's office in 1992 as Aberdeen's Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL's parent company, Aberdeen PLC. Hugh has over 25 years' experience in investment management and has managed Aberdeen's Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities

Peter has principal responsibility for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL's office in 1992. Previously, Peter worked for the Guinness family as an investment manager specialising in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.


* CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA
Institute.

Historical Performance Data of the Subadvisers

The following table gives the historical performance of all actual, fee-paying separate accounts and commingled funds, referred to as a "Composite," managed by the Subadvisers and their affiliates that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the Subadvisers' assets under management. The data illustrates the past performance of the Subadvisers or their affiliates in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not guarantee or represent the future performance of the Fund or of the Subadvisers.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI(R))(1). All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions and execution costs paid by the accounts included in the composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. There is no minimum asset size below which portfolios were excluded from the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund's own performance information. Total return performance of the Fund is calculated in accordance with the regulations of the Securities and Exchange Commission ("SEC"). The SEC standardized average annual total return is neither time weighted or asset weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


--------------------
(1) CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. CFAI has not been involved in the preparation or review of this report.

Emerging Markets Equity Composite(1)
As of 8/31/2009

Composite Description: The Emerging Markets Equity Composite comprises all substantially similar accounts managed on a discrectionary basis with at least 80% invested in equities. The accounts with this composite invest primarily in companies based in the equity markets of those countries defined as having Emerging Markets by Morgan Stanley Capital International.


                                                     Number of
            Composite     Composite                 Portfolios
               Return        Return    Benchmark        at End                    Market
             Gross of        Net of        (MSCI     of Period                     Value                   Total
           Investment    Investment     Emerging     (Accounts                    at End Percentage         Firm
           Management    Management  Markets(3))    Throughout                 of Period    of Firm       Assets
Year             Fees       Fees(2)       Return       Period) Dispersion(4)        ($M)  Assets(5)      ($M)(5)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
2009 (6)       53.94%        52.48%       51.14%        38(25)         0.95%    11,238.1      5.79%    193,956.0
-----------------------------------------------------------------------------------------------------------------
2008          -42.43%       -43.00%      -53.18%        28(20)         0.62%     5,215.0      4.37%    119,368.5
-----------------------------------------------------------------------------------------------------------------
2007           34.90%        33.56%       39.78%        21(13)         0.71%     6,811.7      4.02%    169,246.7
-----------------------------------------------------------------------------------------------------------------
2006           36.68%        35.32%       32.59%         14(7)         1.44%     2,970.8      2.21%    134,354.1
-----------------------------------------------------------------------------------------------------------------
2005           37.40%        36.04%       34.54%          7(5)         1.01%     1,061.4      0.96%    110,421.9
-----------------------------------------------------------------------------------------------------------------
2004           27.99%        26.72%       25.95%          5(4)           N/A       395.8      1.12%     35,216.3
-----------------------------------------------------------------------------------------------------------------
2003           62.97%        61.35%       56.28%            <5           N/A       233.3      0.82%     28,451.2
-----------------------------------------------------------------------------------------------------------------
2002            6.88%         5.83%       -6.00%            <5           N/A        25.2      0.11%     22,644.1
-----------------------------------------------------------------------------------------------------------------
2001           -4.91%        -5.85%       -2.37%            <5           N/A        21.3      0.05%     39,611.4
-----------------------------------------------------------------------------------------------------------------
2000          -18.57%       -19.38%      -30.61%            <5           N/A        17.8      0.05%     36,219.6
-----------------------------------------------------------------------------------------------------------------
1999           71.98%        70.28%       66.41%            <5           N/A        23.1      0.09%     27,042.9
-----------------------------------------------------------------------------------------------------------------


1    The inception date of the Emerging Markets Equity Composite is December
     31, 1995 and it was created on April 13, 2006, during the global consolidation project.
2 The representative investment management fee for the Emerging Markets Equity Composite is 1.00%.
3 The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. Individuals cannot invest directly in an index.
4 The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculated for composites with less than five accounts for the whole period.
5 See Additional Composite Disclosures for the definition of the "Firm". Composite returns, start date and composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.
6    For the period January 1, 2009 through August 31, 2009.

Additional Composite Disclosures

Definition of the Firm: Aberdeen Asset Management PLC ("Aberdeen PLC" or the "Firm") is defined as all portfolios managed globally by subsidiaries of Aberdeen PLC, excluding Property, Private Equity, Private Client and Lloyds Syndicate portfolios.

Aberdeen PLC is the global brand under which all products are now marketed. The global Firm inception date is December 1, 2005 and is comprised of five divisions that either were or were part of legacy compliant firms (AAMI, the Fixed Income products of Deutsche Asset Management UK and Deutsche Asset Management Americas, from April 1, 2008, the actively managed equity products of Nationwide Fund Advisors and Nationwide SA Capital Trust (collectively, "Nationwide"), and from May 1, 2009, the Global Investors business of Credit Suisse Asset Management (Australia) Limited). The firm also includes the Aberdeen PLC non-US business and businesses not claiming compliance which have been acquired after December 1, 2005, which have been brought into compliance from January 1, 1996. The legacy track records satisfy the Global Investment Performance Standards (GIPS) portability criteria and have been linked with the track record of the Aberdeen PLC global Firm. Composite returns, start date and composite and firm assets reported prior to acquisitions represent those of the legacy firm which managed the product at the time.

GIPS Compliance: The composite has been prepared and presented in this report in compliance with GIPS. The effective date of compliance is January 1, 1996. The Firm and its legacy components have been independently verified for the periods to September 30, 2008 (except for the recently acquired Global Investors business of Credit Suisse Asset Management (Australia) Limited, which has been independently verified for the periods prior to December 31, 2007 as the combined Global Investors and Alternative Investments Business of CSAM Australia. The acquired Global Investors business will be verified for periods to September 30, 2009 along with the rest of the Firm.) No alteration of composites has occurred as a result of changes in personnel or any other reasons at any time.

Composite Methodology: Returns are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and losses. Returns are shown net of non-recoverable tax, whilst recoverable tax is included on a cash basis. Composites results are weighted by individual portfolio size, using start of period market values. Portfolios are valued at least monthly or on the date of any contribution/withdrawal greater than 9% within 1 month. Annual returns are calculated using geometric linking of monthly returns. Exchange rates used are WM/Rueters 4pm rates. A fund becomes eligible for inclusion the first full calendar month after funding. Inclusion may be deferred in cases where it has not been possible to implement the investment strategy. Terminated funds leave composites at the end of the calendar month before official notification of termination is received. Results include all discretionary, fee paying accounts of the Firm. The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculated for composites with less than five accounts for the whole period. Additional information on policies for calculating and reporting returns is available on request.

Presentation of Results: Gross returns are presented before management, custodial and other fees but after all trading expenses. Net returns are calculated after the deduction of a representative management fee.

Derivative Instruments: The portfolios in the composite may invest in exchange traded futures and options for efficient portfolio management. Derivatives are not used to leverage the portfolios in the composite.

Multi-Manager Structure
------------------------

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board, but without shareholder approval.

If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling it to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing a Fund's subadviser(s) and recommending to the Board the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

   o  initial due diligence on prospective Fund subadvisers;
   o monitoring subadviser performance, including ongoing analysis and periodic consultations;
   o communicating performance expectations and evaluations to the subadvisers; and
   o making recommendations to the Board regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Section 4 Investing with Aberdeen Funds

A Note About Share Classes

The Fund offers two share classes - Institutional Service Class and Institutional Class.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in the Fund Summuary.

Buying Shares

The Emerging Markets Institutional Fund offers Institutional Class shares and Institutional Service Class shares which may be purchased on any business day at their net asset value ("NAV") next determined after receipt of an order in good form. All purchase orders must be received in good form by the Fund's transfer agent in Columbus, Ohio or by an authorized intermediary prior to the calculation of the Fund's NAV to receive that day's NAV. An order is in "good form" if the Fund's transfer agent has all of the information and documentation it deems necessary to effect your order.

Institutional Class shares are available for purchase only by the following:

    o   "fund of funds" offered by affiliates of the Fund;
    o retirement plans for which no third-party administrator receives compensation from the Fund;
    o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries, and related retirement plans;
    o rollover individual retirement accounts from such institutional advisory accounts;
    o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;
    o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or
    o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Institutional Service Class shares are available for purchase only by the following:


    o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

    o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

    o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

    o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or

    o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


Eligible entities or individuals wishing to purchase Institutional or Institutional Service Class shares should call 866-667-9231.

Administrative Services Fees - Institutional Service Class Shares Only

Institutional Service Class shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to benificial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other financial intermediary a maximum annual administrative services fee of 0.25% for Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Because these fees are paid out of the Fund's Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Minimum Investments

Institutional Class Shares
To open an account                                         $1,000,000 (per Fund)
Additional Investments                                                No Minimum

Institutional Service Class Shares
To open an Account                                         $1,000,000 (per Fund)
Additional Investments                                                No Minimum


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Revenue Sharing

The Adviser and/or its affiliates (collectively, "Aberdeen") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Fund on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Aberdeen's own legitimate profits and other of its own resources (not from the Fund). The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen and not from the Fund's assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

    o   the Fund's distributor and other affiliates of the Adviser;
    o   broker-dealers;
    o   financial institutions; and
    o other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a Subadviser's selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Act. They may charge additional fees not described in this prospectus to their customers for such services.


If shares of the Fund are held in a "street name" account with a financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary's relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor's account resulting from a redemption.


Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

o The Fund will be deemed to have received an order that is in good form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any redemption fee) next determined after such acceptance.

o Financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

    o   make transactions;
    o   hear fund price information; and
    o   obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

    o   download Fund prospectuses;
    o   obtain information on the Aberdeen Funds;
    o   access your account information; and
    o   request transactions, including purchases, redemptions and exchanges.

By Regular Mail  Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.

By Overnight Mail  Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax  866-923-4269.

Share Price

The NAV is the value of a single share. A seperate NAV is calculated for each share class of the Fund. The NAV is:

    o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange ("NYSE") is open.
    o generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less its liabilities allocated to that class , by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received in good form by the Fund's transfer agent or an authorized intermediary.

Please note the following with respect to the price at which your transactions are processed:

    o The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

    o The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than their regularly scheduled closing times. In the event the NYSE does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

Fund shares will generally not be priced (no NAV calculated) on any day the NYSE is closed. The NYSE is closed on the following days:

    o   New Year's Day
    o   Martin Luther King, Jr. Day
    o   Presidents' Day
    o   Good Friday
    o   Memorial Day
    o   Independence Day
    o   Labor Day
    o   Thanksgiving Day
    o   Christmas Day
    o   Other days as determined by the NYSE.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Fair Value Pricing

The Board has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, determines a manual "fair valuation" in accordance with the Fund's fair valuation procedures that have been approved by the Board of Trustees. In addition, the Pricing Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Valuation Committee of the Board.

A "significant event" is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

One effect of using an independent pricing service and fair valuation may be to reduce arbitrage market timing opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its securities may be higher or lower than the quoted or published prices for the same securities on their primary markets or exchanges and those used by other investment companies and investors.

The Fund's investments in other registered open-end investment companies (if any) are valued based on the NAV of those investment companies and those investment companies may use fair value pricing as described in their prospectuses.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

    o   name;
    o   date of birth (for individuals);
    o residential or business street address (although post office boxes are still permitted for mailing); and
    o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund's minimum. If your account balance falls below $100,000 because of redemptions, the Fund reserves the right to redeem your remaining shares and close your account. In such case, you will be notified and given 60 days to purchase additional shares and avoid the involuntary redemption of your shares.

Exchanging Shares

You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

    o   both accounts have the same registration;
    o your first purchase in the new fund meets its minimum investment requirement; and
    o   you purchase the same class of shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Institutional or Institutional Service Class shares.

You should obtain and carefully read the prospectus of the Aberdeen Fund you are acquiring before making an exchange.

Shareholders of the Fund wishing to exchange their shares should call 866-667-9231.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

    o   the NYSE is closed (other than customary weekend and holiday closings);
    o   trading is restricted; or
    o   an emergency exists (as determined by the SEC).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

    o   if the account holder is engaged in excessive trading or
    o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in the shares of the Fund at the Fund's then-current NAV until you give the Fund different instructions.

If you choose to have your redemption proceeds wired to you, a wire fee will be deducted from your proceeds. In addition, your bank may charge a fee for reciept of the wire, please check with your bank.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind of securities (instead of cash). For more about Aberdeen Funds' ability to make a redemption-in-kind, see the SAI.

The Board has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Shareholders of the Fund wishing to redeem their shares should call
866-667-9231.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

    o   your account address has changed within the last 15 calendar days;
    o the redemption check is made payable to anyone other than the registered shareholder;
    o   the proceeds are mailed to any address other than the address of record;
        or
    o the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

    o   disrupt portfolio management strategies;
    o   increase brokerage and other transaction costs; and
    o   negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Fund:

Monitoring of Trading Activity

The Fund, through the Adviser, its Subadvisers and its agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. The Fund also has sole discretion to:

    o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and
    o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

    o   an exchange equaling 1% or more of the Fund's NAV may be rejected and
    o redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Fund has fair value pricing procedures in place as described above in "Section 4, Investing with Aberdeen Funds: Fair Value Pricing."

Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such account within a designated holding period listed in the chart on the following page, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

    o   shares redeemed or exchanged under regularly scheduled withdrawal plans;
    o   shares purchased through reinvested dividends or capital gains;
    o shares redeemed following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;
    o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;
    o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction; or
    o shares redeemed or exchanged by any "fund of funds" that is affiliated with the Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the waiver. Redemption and exchange fees will be assessed unless or until the Fund is notified that the redemption fee has been waived.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

    o   broker wrap fee and other fee-based programs;

    o   qualified retirement plan accounts
    o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts; and
    o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:


                                                                               Minimum Holding
                                                           Exchange/           Period (Calendar
   Fund                                                    Redemption Fee      Days)
   Aberdeen China Opportunities Fund                           2.00%                 90
   Aberdeen Developing Markets Fund                            2.00%                 90
   Aberdeen Global Financial Services Fund                     2.00%                 90
   Aberdeen Health Sciences Fund                               2.00%                 90
   Aberdeen Natural Resources Fund                             2.00%                 90
   Aberdeen Technology and Communications Fund                 2.00%                 90
   Aberdeen Global Utilities Fund                              2.00%                 90
   Aberdeen International Equity Fund                          2.00%                 90
   Aberdeen Small Cap Fund                                     2.00%                 90
   Aberdeen Equity Long-Short Fund                             2.00%                 90
   Aberdeen Select Worldwide Fund                              2.00%                 90
   Aberdeen Global Small Cap Fund                              2.00%                 90
   Aberdeen International Equity Institutional Fund            2.00%                 90
   Aberdeen Emerging Markets Institutional Fund                2.00%                 90
   Aberdeen Asia-Pacific (ex-Japan) Equity Institutional
    Fund                                                       2.00%                 90
   Aberdeen U.S. Equity Fund                                   2.00%                 30
   Aberdeen Asia Bond Institutional Fund                       2.00%                 30
   Aberdeen Global Fixed Income Fund                           2.00%                 30
   Aberdeen Tax-Free Income Fund                               2.00%                  7

Section 5 Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gain Distributions

The Emerging Markets Institutional Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Emerging Markets Institutional Fund expects to declare and distribute its net investment income annually, if any, to shareholders as dividends. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund's then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

    o distributions are taxable to you at either ordinary income or capital gains tax rates;
    o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
    o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
    o for individuals, with respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;
    o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction, subject to certain limitations;

    o either none or only a small portion of the income dividends paid to you by the Aberdeen Emerging Markets Institutional Fund will be eligible for the corporate dividend-received deduction because the Fund invests primarily in foreign securities; and

    o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in the Fund shortly before the record date of a capital gain distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as "buying a dividend."

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Aberdeen Fund for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax advisor should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state, local or foreign tax consequences before making an investment in the Fund.

Section 6 -- Financial Highlights

The financial highlights information presented for the Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund is the financial history of the predecessor Institutional Class shares of the Aberdeen Emerging Markets Fund of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), which has been reorganized into the Aberdeen Emerging Markets Institutional Fund. The financial highlights table is intended to help you understand the Predecessor Fund's financial performance for the fiscal period ended October 31, 2007, the fiscal year ended October 31, 2008 and the six months ended April 30, 2009. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's most recent annual report. Information for the 6 months ended April 30, 2009 is unaudited and is included in the Predecessor Fund's most recent semi-annual report. The Predecessor Funds' most recent annual and semi-annual reports are available upon request.

Because the Institutional Service Class of shares is new, it has no financial history.

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period
                                                            SIX MONTHS          YEAR         PERIOD
                                                               ENDED           ENDED          ENDED
                                                          APRIL 30,2009      OCTOBER 31,    OCTOBER 31,
                                                           (UNAUDITED)          2008           2007*
-------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                         $   6.80       $  12.67        $  10.00
-------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
 Net Investment Income(1)                                         0.06           0.19            0.07
 Net Realized and Unrealized Gain (Loss)                          0.87          (5.73)           2.60
-------------------------------------------------------------------------------------------------------
     Total from Investment Operations                             0.93          (5.54)           2.67
-------------------------------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders:
     Net Investment Income                                       (0.05)         (0.21)             --
     Net Realized Gains                                          (0.15)         (0.12)             --
-------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions to Shareholders           (0.20)         (0.33)             --
-------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                               $   7.53         $ 6.80        $  12.67
=======================================================================================================
 TOTAL RETURN+                                                   14.18%        (44.80)%         26.70%
=======================================================================================================
 RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)                        $410,978       $189,074        $227,686
 Ratio of Expenses to Average Net Assets(2)                       0.95%**        0.95%           0.95%**
 Ratio of Expenses to Average Net Assets (excluding Waivers)      1.17%**        1.19%           1.26%**
 Ratio of Net Investment Income to Average Net Assets             1.71%**        1.80%           1.29%**
 Portfolio Turnover Rate                                             5%***         13%              4%***
-------------------------------------------------------------------------------------------------------

(1) Per share calculations were performed using average shares for the period.
(2) The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
*   The Fund commenced operations on May 11, 2007.
**  Annualized.
*** Not annualized. Excludes effect of In-kind transfer, where applicable.
+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee during the period.
Amounts designated as "--" are $0.

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

    o Statement of Additional Information (incorporated by reference into this Prospectus)
    o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance)
    o   Semiannual Reports

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund's website: www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund's website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 183148
Columbus, Ohio 43218-3148

By Overnight Mail:

Aberdeen Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-Hour Access:

866-667-9231 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund's website at www.aberdeen-asset.us.

"Aberdeen" is a U.S. registered service mark of Aberdeen Asset Management PLC.

Information From the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC

    o   on the SEC's EDGAR database via the Internet at www.sec.gov;
    o   by electronic request to publicinfo@sec.gov;
    o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or
    o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-22132

                       STATEMENT OF ADDITIONAL INFORMATION

                                 November 23, 2009

                                 ABERDEEN FUNDS


                  Aberdeen Emerging Markets Institutional Fund
                           Institutional Class Shares

                       Institutional Service Class Shares

     Aberdeen Funds (the "Trust") is a registered open-end investment company consisting of 26 series as of the date hereof. This Statement of Additional Information ("SAI") relates to the Aberdeen Emerging Markets Institutional Fund (the "Fund"), a series of the Trust.

     This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Aberdeen Emerging Markets Institutional Fund Prospectus dated November 23, 2009.

     Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to Citi Fund Services Ohio, Inc. ("Citi") at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

                                TABLE OF CONTENTS

GENERAL INFORMATION.................................................................1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES.............1
INVESTMENT RESTRICTIONS............................................................27
DISCLOSURE OF PORTFOLIO HOLDINGS...................................................29
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST........................................30
BOARD OF TRUSTEES' COMMITTEES......................................................35
INVESTMENT ADVISORY AND OTHER SERVICES.............................................37
BROKERAGE ALLOCATION...............................................................41
ADDITIONAL INFORMATION ON PURCHASES AND SALES......................................42
VALUATION OF SHARES................................................................44
INVESTOR PRIVILEGES................................................................45
INVESTOR SERVICES..................................................................46
ADDITIONAL INFORMATION.............................................................47
ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND....................................49
MAJOR SHAREHOLDERS.................................................................57
FINANCIAL STATEMENTS...............................................................57
APPENDIX A- PORTFOLIO MANAGERS....................................................A-1
APPENDIX B - DEBT RATINGS.........................................................B-1
APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES....................................C-1

                               GENERAL INFORMATION

     The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 26 separate series, each with its own investment objective.

     The Aberdeen Emerging Markets Institutional Fund is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The Aberdeen Emerging Markets Institutional Fund is a newly organized fund that was created to acquire the assets and liabilities of the Institutional Class shares of the Aberdeen Emerging Markets Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund II. The Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Predecessor Fund is included in this SAI.
Prior to the date of this SAI, the Institutional Service Class shares of the Fund had not commenced operations and, therefore, any financial information disclosed regarding the Predecessor Fund relates only to Institutional Class shares of the Predecessor Fund.


     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

     The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus for the Fund highlights the principal investment strategy, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund. The following table sets forth additional information concerning permissible investments and techniques for the Fund. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     Please review the discussion in the Prospectus for further information regarding the investment objective and policies of the Fund.

--------------------------------------------------------- --------------------------------------------------
TYPES OF INVESTMENT OR TECHNIQUE                            Aberdeen Emerging Markets Institutional Fund
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Investment Grade Debt Securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Medium Quality Debt Securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Asset-backed securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Certificates of Deposits and Bankers' Acceptances                                 Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Mortgage-backed and mortgage pass-through securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Stripped mortgage securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Collateralized mortgage obligations
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Common stock                                                                      Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Interests in Publicly Traded Limited Partnerships                                 Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Medium Company, Small Company and Emerging Growth Stocks                          Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Special Situation Companies                                                       Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Convertible securities                                                            Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Foreign Securities (including Developing Countries)                               Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Depository Receipts                                                               Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Foreign Sovereign Debt
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Equity Linked Notes
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Foreign Currencies                                                                Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Brady Bonds
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Foreign commercial paper                                                          Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Initial Public Offerings                                                          Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Forward currency contracts                                                        Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Non-investment grade debt (High Yield/High Risk Bonds)
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Illiquid securities                                                               Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Borrowing                                                                         Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Indexed securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Lending of portfolio securities                                                   Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Investment of securities lending collateral                                       Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Real estate investment trusts (REITs)                                             Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Repurchase agreements                                                             Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Reverse repurchase agreements                                                     Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Strategic Transactions and Derivatives                                            Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Futures                                                                           Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Options                                                                           Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Swap, Caps, Floors and Collars
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Credit Default Swaps
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Stripped zero coupon securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Custodial Receipts
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
U.S. government securities                                                        Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Warrants                                                                          Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
When-issued/delayed-delivery securities                                           Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Temporary Investments                                                             Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Money market instruments                                                          Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Securities of Investment companies                                                Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Preferred stocks                                                                  Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Pay-in-kind bonds
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Deferred payments securities                                                      Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Loan Participations and Assignments                                               Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Put Bonds
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Municipal Securities
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Strip Bonds
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Short Sales
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Exchange-Traded Funds                                                             Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Floating and Variable Rate Instruments                                            Y
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Mortgage Dollar Rolls
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------
Extendable Commercial Notes
--------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------- --------------------------------------------------

Recent Market Events

     Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, (i) distressed mergers such as JP Morgan Chase Bank's agreement to buy failing investment bank, Bear Stearns, Bank of America's acquisition of investment bank, Merrill Lynch and Wells Fargo's acquisition of Wachovia; (ii) bank failures such as the seizure of assets of Washington Mutual and IndyMac Bancorp, Inc. by the Federal Deposit Insurance Corporation; (iii) bankruptcies such as that of investment bank Lehman Brothers and small business lender, CIT Group, Inc. (iv) government investment through loans, preferred stock and other forms of government capital infusions in financial service companies such as insurer, AIG and a number of banks in the United States; and (vi) the placing into conservatorship of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation by the Federal Housing Finance Agency. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions will continue. More recently, the automobile industry has experienced turmoil with the bankruptcies of Chrysler Corporation and General Motors Corporation and certain related auto parts suppliers. These events and possible continuing market turbulence may have an adverse effect on the Fund.

Information Concerning Duration

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Fund's investment adviser, Aberdeen Asset Management Inc. (the "Adviser" or "Aberdeen") or subadviser(s) will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

     Debt Securities Generally. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

     The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

     Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser or subadviser(s) will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

     Bankers' acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

     Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

     Common Stock. The Fund may invest in common stock, and may receive common stock from a convertible bond converting to common stock. In such situations, the Fund will hold the common stock at the Adviser's discretion. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

     Interests In Publicly Traded Limited Partnerships. The Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

     Medium Company, Small Company and Emerging Growth Stocks. Investing in securities of medium-sized companies, small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

     Special Situation Companies. "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, if the Fund that invests a significant portion of its assets in these securities, it may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Adviser or subadviser(s) of the Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

     Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

     The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

     Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

     Foreign Securities. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value the Fund's shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

     In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

     Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

     Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

     The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

     Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Investing in China. In addition to the risks listed above under "Foreign Securities" and "Investment in Companies in Developing Countries" investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation;
(b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

     Investment in China is subject to certain political risks. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan's economy and could negatively affect its stock market. China has committed by treaty with Great Britain to preserve Hong Kong. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

     Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Foreign Currencies. The Fund may invest in foreign currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

     The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

     Foreign Commercial Paper. The Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

     Initial Public Offering (IPO). The Fund may invest in IPOs. The availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     The Fund may enter into foreign currency exchange transactions to hedge their currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

     The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

     Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.


     Borrowing. The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

     Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Fund's Adviser or subadviser(s) in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser or subadviser(s) from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

     Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund participating in the securities lending, which would have a negative impact on the participating Fund's performance.

     Investment of Securities Lending Collateral. The collateral received from a borrower as a result of the Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

     Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

     Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

     Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

     Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

     A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

     It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

     Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

     Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in derivative investments that are based upon or otherwise relate to the economic performance of the underlying securities. Derivative investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Derivative investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover their obligations under options, futures and swaps to limit leveraging of the Fund.

     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Derivative investments involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued and the credit worthiness and legal standing of the counterparties involved. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

     Over-the-counter options ("OTC options") entered into by the Fund, including those on securities, currency, financial instruments or indices and Options Clearing Corporation ("OCC") issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund was unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described above under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

     Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

     Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

     Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

     The government guarantee of the U.S. Government Securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

     TIPS Bonds. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     Warrants. The Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund was not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

     When-Issued Securities and Delayed-Delivery. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

     To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

     When the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Temporary Investments. Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, the Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly;
(6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

     Money Market Instruments. Money market instruments may include the following types of instruments:

    o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

    o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

    o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

    o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

    o   repurchase agreements;

    o   bank or savings and loan obligations;

    o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

    o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

    o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser or subadviser(s);

    o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

    o unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

     Securities of Investment Companies. To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

     Deferred Payment Securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their mature value.

     Deferred payment securities tend to be subject to grated price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. Deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although deferred payment securities are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, so such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

     Loan Participations and Assignments. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     For purposes of the Fund's concentration limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers". Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Fund.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Fund.

     Exchange-Traded Funds. The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The Fund will bear its proportionate share of an ETF's operating and transaction costs. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

     The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's best interest to do so.

     An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

     Floating and Variable Rate Instruments. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Adviser or subadvisers will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

     Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Predecessor Fund's Portfolio Turnover

     The table below shows the Predecessor Fund's portfolio turnover rate for the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008.

                           ------------ -------------
                              2008           2007
                           ------------ -------------
                           ------------ -------------
                               13%            4%*
                           ------------ -------------
                           * Not Annualized


                             INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

The Aberdeen Emerging Markets Institutional Fund:

    o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

    o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

    o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

    o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

    o May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

    o May not purchase or sell or real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

     If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement.

Internal Revenue Code Restrictions

     In addition to the investment restrictions above, the Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, the Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of the Fund's portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust's or the Adviser's or a subadviser's fiduciary duties. The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a "Fund Representative") may not disclose the Fund's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means the Fund's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither the Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of the Fund.

     The Fund posts onto the Trust's internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month. The Fund also discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund's fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund's fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

     If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust's Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust's Chief Compliance Officer and will be made only when:

    o The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and

    o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

     Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Adviser, subadviser, independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust's Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

     The Trust's Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust's Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust's portfolio holding which will describe to whom and under what circumstances such disclosure was made.

                   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
NAME, ADDRESS, AND YEAR OF BIRTH  POSITION(S) HELD,    PRINCIPAL OCCUPATION     NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD
                                  LENGTH OF TIME       DURING PAST 5 YEARS      IN FUND COMPLEX        BY TRUSTEE***
                                  SERVED AND TERM OF                            OVERSEEN BY TRUSTEE**
                                  OFFICE*
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
P. Gerald Malone****              Trustee since        Mr. Malone has been a    29                     Aberdeen Asia-Pacific
Year of Birth: 1950               December 2007        solicitor for more                              Income Fund, Inc.
                                                       than five years. He                             (Chairman of the Board),
                                  Chairman of the      has served as a                                 Aberdeen Global Income
                                  Board                Minister of State in                            Fund, Inc. (Chairman of
                                                       the United Kingdom                              the Board) and Aberdeen
                                                       Government. Mr. Malone                          Australia Equity Fund, Inc.
                                                       currently serves as
                                                       Independent Chairman
                                                       of one London
                                                       AIM-listed company
                                                       (healthcare software)
                                                       in addition to two
                                                       privately owned
                                                       pharmaceutical
                                                       companies.  He is
                                                       Chairman of the Board
                                                       of Directors of
                                                       Aberdeen Global Income
                                                       Fund, Inc. and
                                                       Aberdeen Funds.  He
                                                       also currently serves
                                                       as a director of
                                                       Regent-GM Ltd
                                                       (pharmaceutical
                                                       manufacturing).
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
Richard H. McCoy****              Trustee since        Prior to retiring in     26
Year of Birth: 1942               December 2007        2003, Mr. McCoy was
                                                       Vice-Chairman,
                                                       Investment Banking, at
                                                       TD Securities Inc.
                                                       Prior to joining TD
                                                       Securities Inc. in May
                                                       1997, he was Deputy
                                                       Chairman of CIBC Wood
                                                       Gundy Securities.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
Peter D. Sacks****                Trustee since        Mr. Sacks has been       29                     Director of Aberdeen
Year of Birth: 1945               December 2007        Managing Partner of                             Asia-Pacific Income Fund,
                                                       Toron Capital Markets,                          Inc., Aberdeen Australia
                                                       Inc. (investment                                Equity Fund, Inc. and
                                                       management) since 1988.                         Aberdeen Global Income
                                                                                                       Fund, Inc.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
NAME, ADDRESS, AND YEAR OF BIRTH  POSITION(S) HELD,    PRINCIPAL OCCUPATION     NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD
                                  LENGTH OF TIME       DURING PAST 5 YEARS      IN FUND COMPLEX        BY TRUSTEE***
                                  SERVED AND TERM OF                            OVERSEEN BY TRUSTEE**
                                  OFFICE*
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
John T. Sheehy****                Trustee since        Mr. Sheehy has been a    29                     Director of Aberdeen
Year of Birth: 1942               December 2007        Managing Member of                              Asia-Pacific Income Fund,
                                                       Pristine Capital                                Inc., Aberdeen Australia
                                                       Partners, LLC since                             Equity Fund, Inc. and
                                                       2007, a Senior                                  Aberdeen Global Income
                                                       Managing Director of                            Fund, Inc.
                                                       B.V. Murray and
                                                       Company (investment
                                                       banking) since 2001,
                                                       and Managing Member of
                                                       The Value Group LLC
                                                       (venture capital) from
                                                       1997 to 2009.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
Warren C. Smith****               Trustee since        Mr. Smith served as      26
Year of Birth: 1955               December 2007        Managing Editor of BCA
                                                       Publications Ltd.
                                                       ("BCA") (financial
                                                       publications) from
                                                       1982 to 2009.  Since
                                                       2009, Mr. Smith serves
                                                       on the Board of
                                                       Advisors of BCA.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
Jack Solan****                    Trustee since        Mr. Solan was Senior     26
Year of Birth: 1939               December 2007        Vice President and
                                                       President of Strategic
                                                       Development at The
                                                       Phoenix Companies,
                                                       Inc. ("Phoenix") and
                                                       Chairman of Phoenix
                                                       Charter Oak Trust
                                                       Company from 1998
                                                       until 2004.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST+
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
NAME, ADDRESS, AND YEAR OF BIRTH  POSITION(S) HELD,    PRINCIPAL OCCUPATION     NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD
                                  LENGTH OF TIME       DURING PAST 5 YEARS      IN FUND COMPLEX        BY TRUSTEE***
                                  SERVED AND TERM OF                            OVERSEEN BY TRUSTEE**
                                  OFFICE*
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
Martin Gilbert****                Trustee since        Chief Executive          28                     Director of Aberdeen
Year of Birth: 1959               December 2007        Officer (1983 -                                 Asia-Pacific Income Fund,
                                                       present), Aberdeen                              Inc. and Aberdeen Global
                                                       Asset Management PLC.                           Income Fund, Inc.
                                                       Director and Chairman
                                                       (1995 - present),
                                                       Aberdeen Asset
                                                       Management Inc.  Vice
                                                       President (March 2008
                                                       - present), President
                                                       (2004 - 2008),
                                                       Aberdeen Australia
                                                       Equity Fund, Inc.,
                                                       Aberdeen Asia-Pacific
                                                       Income Fund, Inc. and
                                                       Aberdeen Global Fixed
                                                       Income Fund, Inc.
                                                       Director (1991 -
                                                       present), Aberdeen
                                                       Asset Management Asia
                                                       Limited. Director
                                                       (2000 - present),
                                                       Aberdeen Asset
                                                       Management
                                                       Limited.  Mr. Gilbert
                                                       also serves as officer
                                                       and/or director of
                                                       various subsidiaries
                                                       of Aberdeen Asset
                                                       Management PLC.
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------
--------------------------------- -------------------- ------------------------ ---------------------- ----------------------------

* Each Trustee holds office for an indefinite term until his successor is elected and qualified.
** The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., and Aberdeen Global Income Fund, Inc.
*** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset
     Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103,
     Attn: Megan Kennedy.

+ Mr. Gilbert is considered to be an "interested person" of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

--------------------------------------------------------------------------------------------------------------------------
                              OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
NAME, ADDRESS, AND YEAR OF     POSITION(S) HELD,                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
           BIRTH                LENGTH OF TIME
                              SERVED AND TERM OF
                                    OFFICE*
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Gary Marshall                President and Chief    Gary Marshall is head of collective funds for Aberdeen PLC, chief
                             Executive Officer      executive of Aberdeen Unit Trust Managers Ltd and chief executive of
Aberdeen Asset Managers      (Since March 2009)     Aberdeen Asset Management Life and Pensions Ltd. He also sits on the
Limited                                             board of the group's Dublin and Luxembourg based offshore fund
40 Princes Street                                   ranges.  Mr. Marshall joined Aberdeen via the acquisition of
Edinburgh                                           Prolific Financial Management in 1997.  Mr. Marshall graduated with
EH2 2BY                                             a BSc (Hons) in Actuarial Mathematics and Statistics from Heriot
                                                    Watt University and is a qualified Actuary.
Year of Birth: 1961
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Andrea Melia                 Treasurer, Chief       Currently, Head of Fund Accounting for Aberdeen Asset Management
                             Financial Officer,     Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September
Aberdeen Asset Management    and Principal          2009.  Prior to joining Aberdeen, Ms. Melia was Director of fund
Inc.                         Accounting Officer     administration and accounting oversight for Princeton Administrators
1735 Market Street           (Since September       LLC, a division of BlackRock Inc. and had worked with Princeton
32nd Floor                   2009)                  Administrators since 1992.
Philadelphia, PA 19103

Year of Birth: 1969
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Megan Kennedy                Secretary and Vice     Currently, Head of Product Management, Collective Funds/North
                             President (Since       American Open and Closed End Funds for Aberdeen Asset Management
Aberdeen Asset Management    September 2009)        Inc.  Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a
Inc.                                                Senior Fund Administrator.  Ms. Kennedy was promoted to Assistant
1735 Market Street                                  Treasurer Collective Funds/North American Mutual Funds in February
32nd Floor                                          2008 and promoted to Treasurer Collective Funds/North American
Philadelphia, PA 19103                              Mutual Funds in July 2008.  In September 2009, Ms. Kennedy became
                                                    Head of Product Management.  Prior to joining Aberdeen Asset
Year of Birth: 1974                                 Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC
                                                    (2002-2005).
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Timothy Sullivan             Vice President         Currently, Head of Product Development Collective Funds/North
                             (Since December 2008)  American Open and Closed End Funds and Vice President of Aberdeen
Aberdeen Asset Management                           Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management
Inc.                                                Inc. in 2000.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Year of Birth: 1961
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Jennifer Nichols             Vice President         Currently Head of Legal, US, Vice President and Director for
                             (Since December 2007)  Aberdeen Asset Management Inc.  Ms. Nichols joined Aberdeen Asset
Aberdeen Asset Management                           Management Inc. in October 2006.  Prior to that, Ms. Nichols was an
Inc.                                                associate attorney in the Financial Services Group of Pepper
1735 Market Street                                  Hamilton LLP (law firm) (2003 - 2006).
32nd Floor
Philadelphia, PA 19103

Year of Birth: 1978
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Brian O'Neill                Assistant Treasurer    Currently, Fund Accounting Manager for Aberdeen Asset Management,
                             (Since September       Inc. Mr. O'Neill joined Aberdeen Asset Management Inc. in 2008 as
Aberdeen Asset Management    2008)                  Assistant Treasurer.  Prior to joining Aberdeen Asset Management
Inc.                                                Inc., Mr. O'Neill was a Director of Fund Accounting with Nationwide
1735 Market Street                                  Funds Group (2002-2008).
32nd Floor
Philadelphia, PA 19103

Year of Birth: 1968
---------------------------- ---------------------- ----------------------------------------------------------------------



                                       33

---------------------------- ---------------------- ----------------------------------------------------------------------
Shahreza Yusof               Vice President         Currently, Head of Equities, US for Aberdeen Asset Management Inc.
                             (Since December 2007)  Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management
Aberdeen Asset Management                           Inc. in 1994 in Singapore.  Over the years has worked on Aberdeen
Inc.                                                Asia equities team and became investment director for Japan.  Later
1735 Market Street                                  Mr. Yusof moved to Aberdeen's Emerging Markets division in London.
32nd Floor                                          Mr. Yusof has been based out of the Aberdeen operations in the
Philadelphia, PA 19103                              United States since 2006.

Year of Birth: 1972
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
William Baltrus              Vice President         Currently, Head of Mutual Fund Administration for Aberdeen Asset
                             (Since December 2007)  Management Inc.  Prior to joining Aberdeen Asset Management Inc. in
Aberdeen Asset Management                           November 2007, he was Vice President of Administration for
Inc.                                                Nationwide Funds Group from 2000-2007.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Year of Birth: 1967
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Alan Goodson                 Vice President         Mr. Goodson is Head of US Collective Funds and serves as
                             (Since March 2009)     Vice-President for Aberdeen's registered investment companies in the
Aberdeen Asset Management                           U.S. and Canada.  He joined Aberdeen from PricewaterhouseCoopers in
Inc.                                                2000 and relocated to Aberdeen's Philadelphia office in 2005.  Mr.
1735 Market Street                                  Goodson graduated with a BEng (Hons) in Naval Architecture from the
32nd Floor                                          University of Southampton, and is a Chartered Accountant.
Philadelphia, PA 19103

Year of Birth: 1974
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Lucia Sitar                  Assistant Secretary    Currently, U.S. Counsel for Aberdeen Asset Management Inc.  Ms.
                             (Since March 2009),    Sitar joined Aberdeen Asset Management Inc. in July 2007.  Prior to
Aberdeen Asset Management    Vice President         that, Ms. Sitar was an associate attorney in the Investment
Inc.                         (Since December 2008)  Management Group of Stradley Ronon Stevens & Young LLP (law firm)
1735 Market Street                                  (2000 - 2007).
32nd Floor
Philadelphia, PA 19103

Year of Birth:  1971
---------------------------- ---------------------- ----------------------------------------------------------------------
---------------------------- ---------------------- ----------------------------------------------------------------------
Vincent McDevitt             Chief Compliance       Currently, CCO-Registered Funds for Aberdeen Asset Management Inc.
                             Officer (Since June    Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008.
Aberdeen Asset Management    2008), Vice            He has ten years experience in the investment securities industry.
Inc.                         President-Compliance   Formerly with ING Clarion Real Estate Securities LP, Turner
1735 Market Street           (Since December 2008)  Investment Partners, Inc., and the Vanguard Group.
32nd Floor
Philadelphia, PA 19103

Year of Birth:  1966
---------------------------- ---------------------- ----------------------------------------------------------------------

Responsibilities of The Board Of Trustees

     The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

                          BOARD OF TRUSTEES' COMMITTEES

     The Board of Trustees has three standing committees: Audit, Nominating and Fund Governance, and Valuation Committees.

     The Audit Committee is comprised of Messrs. Sacks, Smith and Solan. Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust's independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor's independence; (c) meet annually with the Trust's independent auditor as necessary to consider, among other things, (i) the Trust's annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust's financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor's comments regarding the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust's system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met two times during the fiscal year ended October 31, 2008.

     The Nominating and Fund Governance Committee ("Nominating Committee") is comprised of Messrs. Malone, McCoy and Sheehy. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

     The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met three times during the fiscal year ended October 31, 2008.

     The Valuation Committee is comprised of Messrs. Sheehy and Solan. Mr. Sheehy serves as Chair of the Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust's Valuation and Liquidity Procedures. The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser's pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust's Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate. The Valuation Committee met two times during the fiscal year ended October 31, 2008.

Ownership of Shares of Aberdeen Funds

     Because the Fund is new, no Trustees owned shares of the Fund as of the date of this SAI.

As of December 31, 2008, the Trustees held shares of the other Funds of the Trust as indicated below.

------------------------------------------------- -------------------------------------------------
  TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS
     DEFINED IN THE 1940 ACT) OF THE TRUST
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
                                                     Aggregate Dollar Range of Shares Owned in
                                                    Registered Investment Companies Overseen by
                      Name                         Trustee in the Family of Investment Companies*
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
P. Gerald Malone                                                        $0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
Richard H. McCoy                                                         0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
Peter D. Sacks                                                           0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
John T. Sheehy                                                           0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
Warren C. Smith                                                          0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
Jack Solan                                                               0
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
   TRUSTEES WHO ARE INTERESTED
PERSONS (AS DEFINED IN THE 1940
        ACT) OF THE TRUST
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
                                                     Aggregate Dollar Range of Shares Owned in
                                                    Registered Investment Companies Overseen by
                      Name                         Trustee in the Family of Investment Companies*
------------------------------------------------- -------------------------------------------------
------------------------------------------------- -------------------------------------------------
Martin Gilbert                                                           $0
------------------------------------------------- -------------------------------------------------

* The Family of Investment Companies consists of the Trust, which contains 26 portfolios.

     As of December 31, 2008, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each of the other Fund's shares.

Compensation of Trustees

     The Independent Trustees receive compensation from the Trust for their service as Board members. The Compensation Table below sets forth the total compensation that the Trust paid for the fiscal year ended October 31, 2008.

-------------------------------------------------------------------------------------------------------------------------
                   TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
      Name of Trustee            Aggregate         Pension Retirement      Estimated Annual     Total Compensation from
                             Compensation from    Benefits Accrued as        Benefits Upon         the Fund Complex*
                                 the Trust       Part of Trust Expenses       Retirement
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
P. Gerald Malone             $44,083.33          None                    None                   $147,816.67
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
Richard H. McCoy             $33,250.00          None                    None                   $33,250.00
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
Peter D. Sacks               $33,250.00          None                    None                   $120,350.00
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
John T. Sheehy               $33,250.00          None                    None                   $115,083.33
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
Warren C. Smith              $33,250.00          None                    None                   $46,350.00
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
Jack Solan                   $38,666.67          None                    None                   $38,666.67
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
      Name of Trustee            Aggregate         Pension Retirement      Estimated Annual     Total Compensation from
                             Compensation from    Benefits Accrued as        Benefits Upon         the Fund Complex*
                                 the Trust       Part of Trust Expenses       Retirement
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
---------------------------- ------------------- ----------------------- ---------------------- -------------------------
Martin Gilbert               $0                  None                    None                   $0
---------------------------- ------------------- ----------------------- ---------------------- -------------------------


* The Aberdeen Fund Complex consists of the Trust, which contains 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.

     The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Code of Ethics

     Federal law requires the Trust, the Adviser and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

     Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The summary of such Proxy Voting Guidelines is attached as Appendix C to this SAI. Information about how the Fund voted proxies relating to portfolio securities (when available) may be obtained
(1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

     The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues of the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Fund's net asset value; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser-Aberdeen Asset Management Inc.

     Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Fund in accordance with the policies and procedures established by the Trustees.

     The Fund is subadvised by Aberdeen Asset Management Investor Services Limited ("AAMISL") and Aberdeen Asset Management Asia Limited ("AAMAL"), affiliates of the Adviser, who manage the investment portfolio of the Aberdeen Emerging Markets Institutional Fund. The Adviser is also authorized to select and place portfolio investments on behalf of the subadvised Fund; however the Adviser does not intend to do so as a routine matter at this time. The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), which is the parent company of an asset management group managing approximately $230 billion in assets as of August 31, 2009 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. In rendering investment advisory services, the Adviser and Subadvisers may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding ("MOU") with the Adviser and Subadvisers pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of the Adviser and Subadvisers, including the Fund, as associated persons of the Adviser or Subadvisers, subject to supervision by the Adviser or Subadvisers.

     Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

     The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that Aberdeen may render similar services to others.

     Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland. Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen Asset Management PLC.

     For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the Fund according to the following schedule:

--------------------------------------- -------------------------------------- ---------------------------------------
                 Fund                                   Asset                         Investment Advisory Fee
--------------------------------------- -------------------------------------- ---------------------------------------
--------------------------------------- -------------------------------------- ---------------------------------------
Aberdeen Emerging Markets               Average Daily Net Assets of the Fund                   0.90%
Institutional Fund
--------------------------------------- -------------------------------------- ---------------------------------------

Limitation of Fund Expenses

     In the interest of limiting the expenses of the Fund, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, Aberdeen has entered into a written expense limitation agreement with the Trust on behalf of the Fund (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of shares of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses and Acquired Fund Fees and Expenses. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

     Aberdeen may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made by the Fund unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

     Through the Fund's first two years of operations, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses and Acquired Fund Fees and Expenses for the Fund as follows:

Class                                                      Expense Limitation
                                                                for Class

Aberdeen Emerging Markets Institutional Fund

Institutional Service Class                                       0.95%

Institutional Class                                               0.95%

Predecessor Investment Adviser

     As explained in the "General Information" section of this SAI, the Fund was created as part of the reorganization of Predecessor Fund into the Trust. Prior to the reorganization, investment advisory services for the Predecessor Fund were provided by Aberdeen. The Predecessor Fund was obligated to pay Aberdeen an annual fee paid monthly based on average daily net assets of the Predecessor Fund. The contractual management fee paid by the Predecessor Fund to Aberdeen is identical to the contractual management fee to be paid by the Fund to Aberdeen.

Investment Advisory Fees

     The table below shows the management fee paid by the Predecessor Fund to Aberdeen and the fee waived by Aberdeen for the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008.

-------------------------------------------------------------------------
                            Investment Advisory Fees
-------------------------------------------------------------------------
 ------------------------------------ -----------------------------------
 Year Ended October 31, 2008          Period Ended October 31, 2007(1)
 ------------------------------------ -----------------------------------
 -------------- --------------------- ---------------- ------------------
 Fees Paid(2)   Fees Waived           Fees Paid(2)     Fees Waived
 -------------- --------------------- ---------------- ------------------
 -------------- --------------------- ---------------- ------------------
 $1,583,784     $575,764              $358,327         $192,265
 -------------- --------------------- ---------------- ------------------

(1) The Predecessor Fund commenced operations May 11, 2007, fees are shown for the fiscal period from May 11, 2007 to October 31, 2007.
(2) Fees paid after waiver.

Subadvisers

     AAMISL, a United Kingdom corporation, and AAMAL, a Singapore corporation, each serve as subadviser to the Fund. AAMISL and AAMAL are both affiliates of the Adviser. AAMISL is located at One Bow Churchyard, London, England EC4M9HH. AAMAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

     Subject to the supervision of the Adviser and the Trustees, each of the subadvisers manages the assets of the Fund in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Fund, the subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Fund.

     For their services under the Sub-Advisory Agreements, AAMISL and AAMAL are each entitled to a fee, which is calculated daily and paid monthly, by the Adviser, at an annual rate based approximately on the portion of assets of the Fund allocated to the Subadvisers by the Adviser as follows:



 --------------------------------- ---------------------------------
              AAMISL                            AAMAL
 --------------------------------- ---------------------------------
 --------------------------------- ---------------------------------
              0.36%                             0.36%
 --------------------------------- ---------------------------------



Predecessor Subadvisers

     AMMISL and AAMAL served as subadvisers to the Predecessor Fund. The contractual sub-advisory fee paid by Aberdeen, on behalf of the Predecessor Fund, to AAMISL and AAMAL, respectively, is identical to the contractual sub-advisory fee to be paid by Aberdeen, on behalf of the Fund, to AAMISL and AAMAL.

Sub-Advisory Fees


     The table below shows the sub-advisory fee relating to the Predecessor Fund paid by Aberdeen to AAMISL and AAMAL for the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008.

------------------------------ ------------------------------------------ -------------------------------------------
                                      Year Ended October 31, 2008              Period Ended October 31, 2007(1)
------------------------------ ------------------------------------------ -------------------------------------------
------------------------------ ------------------------------------------ -------------------------------------------
AAMISL                                         $528,261                                    $143,331
------------------------------ ------------------------------------------ -------------------------------------------
------------------------------ ------------------------------------------ -------------------------------------------
AAMAL                                          $528,261                                    $143,331
------------------------------ ------------------------------------------ -------------------------------------------

(1) The Predecessor Fund commenced operations May 11, 2007, fees are shown for the fiscal period from May 11, 2007 to October 31, 2007.

Portfolio Managers

     Appendix A contains the following information regarding the portfolio manager(s) identified in the Fund's Prospectus: (i) a description of the portfolio manager's compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Because the Fund is new, no portfolio managers owned shares of the Fund as of the date of this SAI.

Distributor

     The Trust and Aberdeen Fund Distributors LLC (the "distributor") have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust's shares. The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor Philadelphia, PA 19103.

     Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by
(i) the Trust's Board or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares.

Predecessor Distributor

     SEI Investments Distribution Co. served as distributor for the Predecessor Fund.

Administrative Service Plan - Institutional Service Class

     Under the terms of an Administrative Services Plan, the Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Institutional Service Class shares of the Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan for the Fund, the Trust has entered into Servicing Agreements for the Fund pursuant to which the Fund's distributor has agreed to provide certain administrative support services in connection with the Fund's shares held beneficially by its customers. In consideration for providing administrative support services, the Fund's distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Institutional Service Class shares of the Fund.

Fund Administration

     Under the terms of a Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Aberdeen is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.


Asset-Based Annual Fee

    o 0.045% of the first $500 million in aggregate net assets of all Funds of the Trust, plus

    o 0.03% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

    o 0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

         The asset-based fees are subject to a monthly minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

Out of Pocket Expenses and Miscellaneous Charges

     The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust. All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds of the Trust.

Predecessor Fund Administration

     SEI Investments Global Funds Services served as administrator to the Predecessor Fund. For its services, SEI Investments Global Funds Services was paid a fee calculated daily and paid monthly based on the following schedule:

                                               Fee(1) (as a percentage of
  Fund's Average Daily Net Assets            aggregate average annual assets)
  -------------------------------            --------------------------------
        First $250 million                               0.10%
         $250-$500 million                               0.09%
         Over $500 million                              0.085%

(1) The foregoing fee was subject to a minimum annual fee of $125,000.

     The table below shows the administration fee paid by the Predecessor Fund to SEI Investments Global Funds Services for the fiscal period ended October 31, 2007 and the fiscal year ended October 31, 2008.



 ---------------------------------- ------------------------------------
     Year Ended October 31, 2008       Period Ended October 31, 2007(1)
 ---------------------------------- ------------------------------------
 ---------------------------------- ------------------------------------
             $239,223                             $60,972
 ---------------------------------- ------------------------------------

(1) The Predecessor Fund commenced operations May 11, 2007, fees are shown for the fiscal period from May 11, 2007 to October 31, 2007.

Sub-Administrator, Transfer Agent and Fund Accountant

     The Trust has entered into a Services Agreement with Citi, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services. The Adviser has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist the Adviser in providing certain of the administration services for the Fund. For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

    o 0.045% of the first $500 million in aggregate net assets of all Funds of the Trust; plus

    o 0.03% of the aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

    o 0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

     The asset based fees are subject to a monthly minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

     The Fund also pay separate fees to Citi with respect to the services Citi provides as transfer agent, dividend disbursing agent and fund accounting.

Custodian

     JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the Fund and makes all receipts and disbursements under a Custody Agreement.

Independent Registered Public Accounting Firm

     KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

                              BROKERAGE ALLOCATION

     The Adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser. In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or a subadviser's normal research activities or expenses.

     There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Fund, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

     The Adviser and each subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

     The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Fund.

     Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     The Fund contemplates that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's unaffiliated customers. The Adviser and the subadvisers do not necessarily deem it practicable or in the Fund's best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Predecessor Fund's Brokerage Allocation

     For the period ended October 31, 2007 and the fiscal year ended October 31, 2008, the Predecessor Fund paid the following aggregated brokerage commissions on portfolio transactions:

---------------------------------------------------------------------------------------------------------------
                           Aggregate Dollar Amount of Brokerage Commissions Paid
---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------
        Fiscal Year Ended October 31, 2008                          Period Ended October 31, 2007(1)
------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------ --------------------------------------------------
                     $333,807                                                   $252,000
------------------------------------------------------------ --------------------------------------------------

(1) For the period May 11, 2007 to October 31, 2007.

     For the fiscal year ended October 31, 2008, the Predecessor Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to Aberdeen. Additionally, for the fiscal period from May 11, 2007 to October 31, 2007, and the fiscal year ended October 31, 2008, the Predecessor Fund did not pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. Finally, for the fiscal year ended October 31, 2008, the Predecessor Fund did not hold any securities of its regular broker dealers.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

Other Dealer Compensation

     From time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by the Adviser.

     In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

     The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

    o   the distributor and other affiliates of the Adviser,

    o   broker-dealers,

    o   financial institutions, and

    o other financial intermediaries through which investors may purchase shares of the Fund.

     Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Redemptions

     The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Fund may also assess redemption fees on shares held less than 90 days as set forth in each Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

     The Fund generally plans to redeem its shares for cash with the following exceptions. The Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in-kind redemption").

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund's net asset value during any 90-day period for any one shareholder.

     The Board has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder's proportionate share of the distributing Fund's current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. The Trust's Chief Financial Officer or his designee must determine that the redemption is in the best interests of the Fund. Use of the redemption in-kind procedures will allow the Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the Fund's net asset value.

Medallion Signature Guarantee

     A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

                               VALUATION OF SHARES

     The net asset value per share ("NAV") for the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day that the Exchange is (a "Business Day") open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

     The Fund will not compute NAV on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

     The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect that Fund's net asset value.

     The offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in the Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price by an independent pricing agent, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Adviser or designee, are valued at fair value under procedures approved by the Fund's Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

     The Fund may hold foreign equity securities and will value those securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which the Fund's net asset value is not calculated. "Fair value" prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Fair value prices are intended to reflect more accurately the value of those securities at the time the Fund's NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.



                               INVESTOR PRIVILEGES

     The Fund offers the following privileges to shareholders. Additional information may be obtained by calling toll free 866-667-9231.

     Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

     Exchanges Among Funds. Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund's minimum investment requirement.

Exchanges May Be Made In The Following Convenient Ways:

By Telephone

     Automated Voice Response System - You can automatically process exchanges for the Fund by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

     Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

     The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

     The Fund will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

     The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded. The Fund reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

     By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

     By On Line Access - Log on to our website, www.aberdeen-asset.us, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

                                INVESTOR SERVICES

     Automated Voice Response System. Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

     Toll Free Information And Assistance. Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

     Retirement Plans. Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

     Shareholder Confirmations. You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

     Consolidated Statements. Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

     For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Fund. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in the Fund will be sent after year-end.

     Average Cost Statement. This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

     Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS.

     Shareholder Reports. All shareholders will receive reports semi-annually detailing the financial operations of the Fund.

     Prospectuses. Updated prospectuses will be mailed to you at least annually.

     Undeliverable Mail. If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current NAV of such Fund until the Fund receive further instructions from the shareholder.

                             ADDITIONAL INFORMATION

Description of Shares

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust presently consists of the following 26 series of shares of beneficial interest, without par value and with the various classes listed:

---------------------------------------------------- --------------------------------------------------------
FUND                                                 SHARE CLASS
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen U.S. Equity Fund (formerly, Aberdeen        Class A, Class B, Class C, Class R, Institutional
Select Growth Fund)                                  Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Select Worldwide Fund                       Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen China Opportunities Fund                    Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Developing Markets Fund                     Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen International Equity Fund                   Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Equity Long-Short Fund                      Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Global Financial Services Fund              Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Health Sciences Fund                        Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Natural Resources Fund                      Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Technology and Communications Fund          Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Global Utilities Fund                       Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Optimal Allocations Fund: Growth            Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Optimal Allocations Fund: Moderate Growth   Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Optimal Allocations Fund: Moderate          Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Optimal Allocations Fund: Defensive         Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Optimal Allocations Fund: Specialty         Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Small Cap Fund                              Class A, Class B, Class C, Class R, Institutional
                                                     Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Tax-Free Income Fund                        Class A, Class B, Class C, Class D
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Core Plus Income Fund                       Class A, Class C, Class R, Institutional Service
                                                     Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Core Income Fund                            Class A, Class C, Class R, Institutional Service
                                                     Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Asia Bond Institutional Fund                Institutional Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Global Fixed Income Fund                    Class A, Class C, Class R, Institutional Service
                                                     Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Global Small Cap Fund                       Class A, Class C, Class R, Institutional Service
                                                     Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen International Equity Institutional Fund     Institutional Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Emerging Markets Institutional Fund         Institutional Service Class, Institutional Class
---------------------------------------------------- --------------------------------------------------------
---------------------------------------------------- --------------------------------------------------------
Aberdeen Asia-Pacific (ex-Japan) Equity              Institutional Service Class, Institutional Class
Institutional Fund
---------------------------------------------------- --------------------------------------------------------

     You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

     Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

                 ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

Buying a Dividend

     If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

A Fund with multiple classes of shares calculates dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

     The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

Distributions of Capital Gains

     The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital

     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

     The next three paragraphs describe tax considerations that are applicable to investments in foreign securities.

     Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

     Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by the Fund) will be reduced if you receive foreign dividends from the Fund designated as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to- market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

     The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company


     The Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund's net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) the Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

(ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements

     To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemptions of Fund Shares

     Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

     Sales at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

     Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund's administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

U.S. Government Securities

     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

     For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

     For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction because it invests primarily in foreign securities.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

     The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund. For example:

     Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute resulting income and gains.

     Tax straddles. The Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

     Securities lending transactions. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Convertible debt. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

     Securities purchased at discount. The Fund may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Investment in taxable mortgage pools (excess inclusion income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, "taxable mortgage pools." Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S.-REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

     These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-qualified REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of the Fund's receipt and distribution of excess inclusion income.

     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

     By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors

     Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain dividends & short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

     Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S.-REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

    o The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

    o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC's assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

    o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

    o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

    o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

     These rules apply to dividends with respect to the Fund's taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

     Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

     U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

     U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of "ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                               MAJOR SHAREHOLDERS

     Prior to the date of this SAI, the Fund had not yet commenced operations and, therefore, the Fund did not have any shareholders

                              FINANCIAL STATEMENTS

     A copy of the Fund's Annual Report (when available) may be obtained upon request and without charge by writing or by calling 866-667-9231. The annual report for the fiscal year ending October 31, 2009 will become available to shareholders in December 2009. The semi-annual report for the fiscal period ended April 30, 2010 will become available to Shareholders in June 2010.

     The audited financial statements and related report of PricewaterhouseCoopers LLP , independent registered public accounting firm for the Predecessor Fund, contained in the Predecessor Fund's 2008 Annual Report are incorporated herein by reference. No other parts of any Annual Report are incorporated by reference herein. The unaudited financial statements contained in the Predecessor Fund's Semi-Annual report are incorporated herein by reference. A copy of the Predecessor Fund's Annual Report and Semi-Annual report may be obtained upon request and without charge by writing or by calling the telephone number on the back cover of the Fund's Prospectus.

                         APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. ("Adviser"), Aberdeen Asset Management Investment Services Limited ("AAMISL") and Aberdeen Asset Management Asia Limited ("AAMAL")

     The Adviser, AAMISL and AAMAL compensate the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of an industry competitive fixed salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

OTHER MANAGED ACCOUNTS

         The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------------ ---------------------------------------------------
                                                       Number of Other Accounts Managed by Each
                                                       Portfolio Manager and Total Assets (in millions)
Name of Portfolio Manager                              by Category (as of June 30, 2009)
------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------
Aberdeen Asset Management Investment Services Limited
----------------------------------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Devan Kaloo                                            Mutual Funds:  5 accounts, $679.04 total assets
                                                       Other Pooled Investment Vehicles:  9 accounts,
                                                       $4793.69 total assets
                                                       Other Accounts: 48 accounts, $6818.53 total
                                                       assets (5  accounts, $608.44 for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Joanne Irvine                                          Mutual Funds:  5 accounts, $679.04 total assets
                                                       Other Pooled Investment Vehicles:  9 accounts,
                                                       $4,793.69 total assets
                                                       Other Accounts: 48 accounts, $6,818.53 total
                                                       assets (5  accounts, $608.44 for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Mark Gordon-James                                      Mutual Funds:  5 accounts, $679.04 total assets
                                                       Other Pooled Investment Vehicles:  9 accounts,
                                                       $4,793.69 total assets
                                                       Other Accounts: 48 accounts, $6,818.53 total
                                                       assets (5  accounts, $608.44 for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Fiona Morrison                                         Mutual Funds:  5 accounts, $679.04 total assets
                                                       Other Pooled Investment Vehicles:  9 accounts,
                                                       $4,793.69 total assets
                                                       Other Accounts: 48 accounts, $6,818.53 total
                                                       assets (5  accounts, $608.44 for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------
Aberdeen Asset Management Asia Limited
----------------------------------------------------------------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Hugh Young                                             Mutual Funds: 10 accounts, $982.55 total assets
                                                       Other Pooled Investment Vehicles:  84 accounts,
                                                       $20,843.76 total assets (3 accounts, $190.67 for
                                                       which the advisory fee is based on performance)
                                                       Other Accounts: 89 accounts, $16,767.47 total
                                                       assets (11  accounts, $2,162.27  for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------ ---------------------------------------------------
Peter Hames                                            Mutual Funds: 10 accounts, $982.55 total assets
                                                       Other Pooled Investment Vehicles:  84 accounts,
                                                       $20,843.76 total assets (3 accounts, $190.67 for
                                                       which the advisory fee is based on performance)
                                                       Other Accounts: 89 accounts, $16,767.47 total
                                                       assets (11  accounts, $2,162.27  for which the
                                                       advisory fee is based on performance)
------------------------------------------------------ ---------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited

     The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

     In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

     Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                            APPENDIX B - DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2. Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated "B" has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC - Debt rated "CC" typically is currently highly vulnerable to nonpayment.

     C - Debt rated "C" signifies that a bankruptcy petition has been filed, but debt service payments are continued.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        MOODY'S INVESTORS SERVICE INC. ("MOODY'S") LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

     Excerpts from Moody's description of state and municipal note ratings:

     MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

     MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

     A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

     BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

     BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC and C Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" rating signal imminent default.

     DDD, DD and D Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note rating symbols and definitions are as follows:

     SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 - Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

     MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX C - PROXY VOTING GUIDELINES SUMMARIES

      ABERDEEN ASSET MANAGEMENT INC., ABERDEEN ASSET MANAGEMENT INVESTMENT
          SERVICES LIMITED AND ABERDEEN ASSET MANAGEMENT ASIA LIMITED

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL

The Board of Trustees of Aberdeen Funds (the "Funds") has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser or subadviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser and subadvisers of the Funds, some of which use an independent service provider, as described below.

Aberdeen's goal in performing this service is to make proxy voting decisions:
(i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Aberdeen has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records for the 12 month period ended June 30, 2008 of the Funds is available to shareholders without charge, upon request, by calling 866-667-9231 and on the SEC's website at http://www.sec.gov.

HOW PROXIES ARE VOTED

     Aberdeen has delegated to RiskMetrics Group ISS Governance Services ("ISS") (formerly known as Institutional Shareholder Services), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen, AAMISL and AAMAL. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of the Fund and those of Aberdeen (or between the Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUBADVISERS TO THE FUND

For the Fund, or portion of the Fund that is directly managed by a subadviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review. Each subadviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the subadviser were voted in accordance with the subadviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the subadviser's proxy voting policies.

                      2009 PROXY VOTING GUIDELINES SUMMARY

                                RiskMetrics Group
                             ISS Governance Services


1. Operational Items

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

                                   * * * * *

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

                                   * * * * *

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

                                   * * * * *

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

    o Motivation and rationale for establishing the agreements;

    o Quality of disclosure; and

    o Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

                                   * * * * *

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

    o An auditor has a financial interest in or association with the company, and is therefore not independent;

    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

    o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

    o Non-audit   ("other")  fees  >audit  fees  +  audit-related   fees  +  tax
      compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    o The tenure of the audit firm;

    o The length of rotation specified in the proposal;

    o Any significant audit-related issues at the company;

    o The number of Audit Committee meetings held each year;

    o The number of financial experts serving on the committee; and

    o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

                                   * * * * *

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

                                   * * * * *

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

                                   * * * * *

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

                                   * * * * *

2. Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

    o Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

      -  Degree to which absences were due to an unavoidable conflict;

--------------
(1) IN GENERAL, COMPANIES WITH A PLURALITY VOTE STANDARD USE "WITHHOLD" AS THE VALID CONTRARY VOTE OPTION IN DIRECTOR ELECTIONS; COMPANIES WITH A MAJORITY VOTE STANDARD USE "AGAINST". HOWEVER, IT WILL VARY BY COMPANY AND THE PROXY MUST BE CHECKED TO DETERMINE THE VALID CONTRARY VOTE OPTION FOR THE PARTICULAR COMPANY.

      -  Pattern of absenteeism; and

      -  Other extraordinary circumstances underlying the director's absence;

    o Sit on more than six public company boards;

    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

    o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

    o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

    o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

    o The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    o The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    o The non-audit fees paid to the auditor are excessive;

    o The company receives an adverse opinion on the company's financial statements from its auditor; or

    o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    o The company fails to submit one-time transfers of stock options to a shareholder vote;

    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    o The company has backdated options (see "Options Backdating" policy);

The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

                                   * * * * *

RMG CLASSIFICATION OF DIRECTORS - 2009
--------------------------------------------------------------------------------
INSIDE DIRECTOR (I)

    o Employee of the company or one of its affiliates(1);

    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    o Listed as a Section 16 officer(2);

    o Current interim CEO;

    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    o Board attestation that an outside director is not independent;

    o Former CEO of the company(3,4);

    o Former CEO of an acquired company within the past five years4;

    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(5)

    o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

    o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    o Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

    o Relative(6) of a current Section 16 officer of company or its affiliates;

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    o Relative(6) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

    o Relative(6) of former Section 16 officer, of company or its affiliate within the last five years;

    o Currently provides (or a relative(6) provides) professional services(7) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    o Employed by (or a relative(6) is employed by) a significant customer or supplier(8);

    o Has (or a relative(6) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (8)

    o Any material financial tie or other related party transactional relationship to the company;

    o Party to a voting agreement (9) to vote in line with management on proposals being brought to shareholder vote;

    o Has (or a relative6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (10)

    o Founder (11) of the company but not currently an employee;

    o Is (or a relative6 is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(8) from the company or its affiliates(1).

 INDEPENDENT OUTSIDE DIRECTOR (IO)

    o No material(12) connection to the company other than a board seat.

--------------------------------------------------------------------------------


FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and if there are any other conflicting relationships or related party transactions.

(5) RMG will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

(6) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(7) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(8) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(9) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(10) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(11) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause RMG to deem the Founder as an independent outsider.

(12) For purposes of RMG's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

--------------------------------------------------------------------------------

                                   * * * * *

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

                                   * * * * *

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

                                   * * * * *

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

                                   * * * * *

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:

    o The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and

    o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

                                   * * * * *

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

----------------
(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    o If only the director's legal expenses would be covered.

                                   * * * * *

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

                                   * * * * *

ESTABLISHMENT OF BOARD COMMITTEES SHAREHOLDER PROPOSALS
Generally vote AGAINST shareholder proposals to establish a new standing board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

    o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

    o Level of disclosure regarding the issue for which board oversight is sought;

    o Company performance related to the issue for which board oversight is sought;

    o Board committee structure compared to that of other companies in its industry sector; and/or

    o The scope and structure of the proposal.

                                   * * * * *

ESTABLISHMENT OF BOARD POLICY ON SHAREHOLDER ENGAGEMENT
Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

    o Effectively disclosed information with respect to this structure to its shareholders;

    o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    o The company has an independent chairman or a lead director, according to RMG's definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

                                   * * * * *

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                                   * * * * *

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing governance structure:

    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

      - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

      -  serves as liaison between the chairman and the independent directors;

      -  approves information sent to the board;

      -  approves meeting agendas for the board;

      - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

      -  has the authority to call meetings of the independent directors;

      - if requested by major shareholders, ensures that he is available for consultation and direct communication;

    o Two-thirds independent board;

    o All independent key committees;

    o Established governance guidelines;

    o A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

    o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

      -  Egregious compensation practices;

      - Multiple related-party transactions or other issues putting director independence at risk;

      -  Corporate and/or management scandals;

      -  Excessive problematic corporate governance provisions; or

      - Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

                                   * * * * *

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG's definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                                   * * * * *

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

                                   * * * * *

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    o The ownership threshold proposed in the resolution;

    o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

                                   * * * * *

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

    o Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

    o a classified board structure;

    o a supermajority vote requirement;

    o majority vote standard for director elections with no carve out for contested elections;

    o the inability for shareholders to call special meetings;

    o the inability for shareholders to act by written consent;

    o a dual-class structure; and/or

    o a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

                                   * * * * *

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

                                   * * * * *

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

                                   * * * * *

VOTE NO CAMPAIGNS
In cases where companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. In issuing vote recommendations, consider arguments submitted by shareholders and other publicly-available information.

                                   * * * * *

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    o Long-term financial performance of the target company relative to its industry;

    o Management's track record;

    o Background to the proxy contest;

    o Qualifications of director nominees (both slates);

    o Strategic plan of dissident slate and quality of critique against management;

    o Likelihood that the proposed goals and objectives can be achieved (both slates);

    o Stock ownership positions.

                                   * * * * *

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    o The election of fewer than 50% of the directors to be elected is contested in the election;

    o One or more of the dissident's candidates is elected;

    o Shareholders are not permitted to cumulate their votes for directors; and

    o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

                                   * * * * *

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

                                   * * * * *

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

                                   * * * * *

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

                                   * * * * *

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    o Shareholders have approved the adoption of the plan; or

    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    o No lower than a 20% trigger, flip-in or flip-over;

    o A term of no more than three years;

    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

    o the trigger (NOL pills generally have a trigger slightly below 5%);

    o the value of the NOLs;

    o the term;

    o shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

    o other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

                                   * * * * *

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

                                   * * * * *

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                                   * * * * *

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings


OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

                                   * * * * *

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

                                   * * * * *

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    o Purchase price;

    o Fairness opinion;

    o Financial and strategic benefits;

    o How the deal was negotiated;

    o Conflicts of interest;

    o Other alternatives for the business;

    o Non-completion risk.

                                   * * * * *

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:

    o Impact on the balance sheet/working capital;

    o Potential elimination of diseconomies;

    o Anticipated financial and operating benefits;

    o Anticipated use of funds;

    o Value received for the asset;

    o Fairness opinion;

    o How the deal was negotiated;

    o Conflicts of interest.

                                   * * * * *

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

                                   * * * * *

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

                                   * * * * *

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    o Dilution to existing shareholders' position;

    o Terms of the offer;

    o Financial issues;

    o Management's efforts to pursue other alternatives;

    o Control issues;

    o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                   * * * * *

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    o The reasons for the change;

    o Any financial or tax benefits;

    o Regulatory benefits;

    o Increases in capital structure;

    o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    o Adverse changes in shareholder rights.

                                   * * * * *

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS) Vote CASE-BY-CASE on going private transactions, taking into account the following:

    o Offer price/premium;

    o Fairness opinion;

    o How the deal was negotiated;

    o Conflicts of interest;

    o Other alternatives/offers considered; and

    o Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

      -  Are all shareholders able to participate in the transaction?

      - Will there be a liquid market for remaining shareholders following the transaction?

      -  Does the company have strong corporate governance?

      - Will insiders reap the gains of control following the proposed transaction?

      - Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

                                   * * * * *

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    o Percentage of assets/business contributed;

    o Percentage ownership;

    o Financial and strategic benefits;

    o Governance structure;

    o Conflicts of interest;

    o Other alternatives;

    o Noncompletion risk.

                                   * * * * *

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:

    o Management's efforts to pursue other alternatives;

    o Appraisal value of assets; and

    o The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

                                   * * * * *

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

                                   * * * * *

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

   1. Dilution to existing shareholders' position.

      - The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

   2. Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

      - The terms of the offer should be weighed against the alternatives of the company and in light of company's financial issues.

      - When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

   3. Financial issues include but are not limited to examining the following:

      -  company's financial situation;

      -  degree of need for capital;

      -  use of proceeds;

      -  effect of the financing on the company's cost of capital;

      -  current and proposed cash burn rate; and

      - going concern viability and the state of the capital and credit markets.

   4. Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

   5. Control issues:

      -  change in management;

      -  change in control,

      -  guaranteed board and committee seats;

      -  standstill provisions;

      -  voting agreements;

      -  veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

   6. Conflicts of interest

      - Conflicts of interest should be viewed from the perspective of the company and the investor.

      - Were the terms of the transaction negotiated at arm's-length? Are managerial incentives aligned with shareholder interests?

   7. Market reaction

      - The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

                                   * * * * *

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)
Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

    o Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

    o Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

    o Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

    o Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

    o Voting agreements - Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

    o Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

                                   * * * * *

SPINOFFS
Vote CASE-BY-CASE on spin-offs, considering:

    o Tax and regulatory advantages;

    o Planned use of the sale proceeds;

    o Valuation of spinoff;

    o Fairness opinion;

    o Benefits to the parent company;

    o Conflicts of interest;

    o Managerial incentives;

    o Corporate governance changes;

    o Changes in the capital structure.

                                   * * * * *

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

    o Prolonged poor performance with no turnaround in sight;

    o Signs of entrenched board and management;

    o Strategic plan in place for improving value;

    o Likelihood of receiving reasonable value in a sale or dissolution; and

    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

                                   * * * * *

6. State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

                                   * * * * *

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

                                   * * * * *

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

                                   * * * * *

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                                   * * * * *

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

                                   * * * * *

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

                                   * * * * *

REINCORPORATION PROPOSALS
Management or shareholder proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

    o Reasons for reincorporation;

    o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

    o Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                   * * * * *

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

                                   * * * * *

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

                                   * * * * *

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

    o Specific reasons/ rationale for the proposed increase;

    o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

    o The board's governance structure and practices; and

    o Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

                                   * * * * *

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    o It is intended for financing purposes with minimal or no dilution to current shareholders;

    o It is not designed to preserve the voting power of an insider or significant shareholder.

                                   * * * * *

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

                                   * * * * *

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

                                   * * * * *

PREFERRED STOCK
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

    o Specific reasons/ rationale for the proposed increase;

    o The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

    o The board's governance structure and practices; and

    o Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

                                   * * * * *

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    o More simplified capital structure;

    o Enhanced liquidity;

    o Fairness of conversion terms;

    o Impact on voting power and dividends;

    o Reasons for the reclassification;

    o Conflicts of interest; and

    o Other alternatives considered.

                                   * * * * *

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

                                   * * * * *

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                                   * * * * *

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

                                   * * * * *

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    o Adverse governance changes;

    o Excessive increases in authorized capital stock;

    o Unfair method of distribution;

    o Diminution of voting rights;

    o Adverse conversion features;

    o Negative impact on stock option plans; and

    o Alternatives such as spin-off.

                                   * * * * *

8. Executive and Director Compensation


EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    o The total cost of the company's equity plans is unreasonable;

    o The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

    o The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

    o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

    o The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

    o The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

For the Dec. 1, 2008, March 1, June 1 and Sept. 1, 2009 quarterly data downloads, RMG will use 400-day volatility for the shareholder value calculation. RMG intends to revert to the 200-day volatility for the Dec. 1, 2009 and subsequent quarterly data downloads. Also, for those specified time periods, RMG will use the 90-day average stock price at the quarterly data download, and intends to revert to the 200-day average stock price for the Dec 1, 2009 and subsequent quarterly data downloads.

                                   * * * * *

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

                                   * * * * *

PAY-FOR-PERFORMANCE DISCONNECT
Generally, vote AGAINST plans and/or WITHHOLD votes from the Compensation Committee members if:

    o There is a pay for performance disconnect between the CEO's pay and company's stock performance;

    o The main source of the pay increase (over half) is equity-based; and

    o The CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO's total compensation and the company's one-year and three-year total shareholder returns are in the bottom half of its industry group (i.e., four-digit GICS - Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, bonus, non-equity incentives, grant date full value of stock awards and options, target value of performance shares/units, change in pension value and nonqualified deferred compensation earnings, and all other compensation.

The pay for performance policy first identifies companies that are in the bottom half of each four-digit GICS coupled with an increase in total direct compensation for the CEO. Examine the Compensation Discussion & Analysis ("CD&A") to understand the source of increase. Is the increase attributed to performance-based compensation such as performance-based stock awards with pre-established performance measures or time-based restricted stock? The CD&A should provide enlightening and meaningful disclosure with respect to the committee decisions on executive pay and the underlying rationale for increases in pay despite poor stock performance. Newly appointed CEOs that have not been with the company for the past two complete fiscal years are exempted from the policy. Please note that this is a case-by-case analysis that requires detailed examination of the company's CD&A.

To potentially mitigate the withhold vote recommendations, consider whether a company evidenced a commitment to pay for performance principles by (1) stating that the compensation committee has reviewed all components of CEO compensation,
(2) providing a tally sheet under various termination scenarios, (3) disclosing performance measures and goals for all performance-based compensation, (4) committing to grant at least 50 percent of equity awards where the grant or vesting is tied to pre-established performance conditions, and (6) committing that the compensation committee has the sole authority to hire or fire compensation consultants. To provide complete transparency to shareholders, the commitment must be publicly disclosed.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:

      -  Base salary, bonus, long-term incentives;

      - Accumulative realized and unrealized stock option and restricted stock gains;

      - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    o A tally sheet with all the above components should be disclosed for the following termination scenarios:

      -  Payment if termination occurs within 12 months: $_____;

      -  Payment if "not for cause" termination occurs within 12 months: $_____;

      -  Payment if "change of control" termination occurs within 12 months:
         $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet RMG's requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensationconsultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

                                   * * * * *

--------------
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

THREE-YEAR BURN RATE/BURN RATE COMMITMENT
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:
Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

For the Dec. 1, 2008, March 1, June 1 and Sept. 1, 2009 quarterly data downloads, RMG will use 400-day volatility for the shareholder value transfer and burn rate polices. RMG intends to revert to the 200-day volatility for the Dec. 1, 2009 and subsequent quarterly data downloads.

BURN RATE TABLE FOR 2009

                                                       RUSSELL 3000                             NON-RUSSELL 3000
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
                                                                STANDARD                                STANDARD
GICS           DESCRIPTION                              MEAN    DEVIATION     MEAN+STDEV         MEAN   DEVIATION     MEAN+STDEV
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    1010       Energy                                  1.75%      1.35%          3.09%          2.41%     2.75%          5.15%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    1510       Materials                               1.22%      0.91%          2.14%          2.17%     1.63%          3.80%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2010       Capital Goods                           1.69%      1.83%          3.52%          2.71%     2.44%          5.15%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2020       Commercial Services & Supplies          2.21%      1.79%          4.01%          2.50%     2.19%          4.69%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2030       Transportation                          1.82%      1.36%          3.18%          1.86%     1.59%          3.45%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2510       Automobiles & Components                1.86%      1.19%          3.05%          1.86%     1.19%          3.05%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2520       Consumer Durables & Apparel             2.06%      1.38%          3.44%          2.33%     2.46%          4.79%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2530       Consumer Services                       2.11%      1.21%          3.32%          2.75%     2.39%          5.14%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2540       Media                                   1.87%      1.38%          3.25%          3.16%     2.98%          6.13%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    2550       Retailing                               1.84%      1.27%          3.12%          2.79%     1.83%          4.62%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
 3010, 3020,   Consumer Staples                        1.77%      1.35%          3.12%          2.39%     2.06%          4.45%
    3030
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    3510       Health Care Equipment & Services        2.72%      1.67%          4.39%          3.63%     3.01%          6.64%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    3520       Pharmaceuticals & Biotechnology         3.40%      2.36%          5.76%          4.98%     4.49%          9.46%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4010       Banks                                   1.20%      0.97%          2.18%          1.40%     1.50%          2.89%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4020       Diversified Financials                  2.94%      2.62%          5.56%          5.12%     5.93%         11.05%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4030       Insurance                               1.23%      0.98%          2.22%          2.49%     2.22%          4.71%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4040       Real Estate                             1.07%      0.99%          2.05%          1.33%     1.52%          2.85%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4510       Software & Services                     4.05%      2.72%          6.76%          5.57%     4.56%         10.12%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    4520       Technology Hardware & Equipment         3.24%      2.29%          5.52%          3.54%     2.76%          6.30%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
               Semiconductors & Semiconductor
    4530       Equipment                               3.69%      2.02%          5.72%          4.95%     2.84%          7.79%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    5010       Telecommunication Services              2.16%      1.57%          3.74%          2.92%     3.00%          5.92%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------
    5510       Utilities                               0.81%      0.83%          1.64%          0.87%     1.00%          1.86%
-------------- --------------------------------------- ------- ------------ ----------------    ------- ----------- ----------------

For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-------------------------------------------------- --------------------------------------------------------------
STOCK PRICE VOLATILITY                             MULTIPLIER
-------------------------------------------------- --------------------------------------------------------------
54.6% and higher                                   1 full-value award will count as 1.5 option shares
-------------------------------------------------- --------------------------------------------------------------
36.1% or higher and less than 54.6%                1 full-value award will count as 2.0 option shares
-------------------------------------------------- --------------------------------------------------------------
24.9% or higher and less than 36.1%                1 full-value award will count as 2.5 option shares
-------------------------------------------------- --------------------------------------------------------------
16.5% or higher and less than 24.9%                1 full-value award will count as 3.0 option shares
-------------------------------------------------- --------------------------------------------------------------
7.9% or higher and less than 16.5%                 1 full-value award will count as 3.5 option shares
-------------------------------------------------- --------------------------------------------------------------
Less than 7.9%                                     1 full-value award will count as 4.0 option shares
-------------------------------------------------- --------------------------------------------------------------

                                   * * * * *

LIBERAL DEFINITION OF CHANGE-IN-CONTROL
Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

                                   * * * * *

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

    o Egregious employment contracts:

      - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

    o Excessive perks/tax reimbursements:

      - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances;

      - Reimbursement of income taxes on executive perquisites or other payments;

      - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

    o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

      - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

    o Egregious pension/SERP (supplemental executive retirement plan) payouts:

      - Inclusion of additional years of service not worked that result in significant payouts;

      - Inclusion of performance-based equity awards in the pension calculation;

    o New CEO with overly generous new hire package:

      -  Excessive "make whole" provisions;

      -  Any of the poor pay practices listed in this policy;

    o Excessive severance and/or change in control provisions:

      - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

      - Payments upon an executive's termination in connection with performance failure;

      - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

      - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

      - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

      - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

      - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

    o Dividends or dividend equivalents paid on unvested performance shares or units;

    o Poor disclosure practices:

      - Unclear explanation of how the CEO is involved in the pay setting process;

      -  Retrospective performance targets and methodology not discussed;

      - Methodology for benchmarking practices and/or peer group not disclosed and explained;

    o Internal Pay Disparity:

      - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

    o Options backdating (covered in a separate policy);

    o Other excessive compensation payouts or poor pay practices at the company.

                                   * * * * *

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:


DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

                                   * * * * *

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

                                   * * * * *

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

                                   * * * * *

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

    o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

    o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

      - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

      - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

      -  The general vesting provisions of option grants; and

      - The distribution of outstanding option grants with respect to the named executive officers;

    o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

    o COMPENSATION PRACTICES: An evaluation of overall practices could include:
      (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

                                   * * * * *

OTHER COMPENSATION PROPOSALS AND POLICIES


401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

                                   * * * * *

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following FIVE GLOBAL PRINCIPLES apply to all markets:

    o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

    o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

    o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

    o Provide shareholders with clear, comprehensive compensation disclosures:
      This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

    o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

    RELATIVE CONSIDERATIONS:

    o Assessment of performance metrics relative to business strategy, as discussed and explained in the CDandA;

    o Evaluation of peer groups used to set target pay or award opportunities;

    o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

    DESIGN CONSIDERATIONS:

    o Balance of fixed versus performance-driven pay;

    o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

    COMMUNICATION CONSIDERATIONS:

    o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

                                   * * * * *

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

    o Vesting schedule or mandatory holding/deferral period:

      -  A minimum vesting of three years for stock options or restricted stock;
         or

      -  Deferred stock payable at the end of a three-year deferral period.

    o Mix between cash and equity:

      - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

      - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    o No retirement/benefits and perquisites provided to non-employee directors; and

    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

                                   * * * * *

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

                                   * * * * *

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

                                   * * * * *

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    o Purchase price is at least 85 percent of fair market value;

    o Offering period is 27 months or less; and

    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    o Purchase price is less than 85 percent of fair market value; or

    o Offering period is greater than 27 months; or

    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

                                   * * * * *

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

                                   * * * * *

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG's classification of director independence.

                                   * * * * *

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    o Length of time of options backdating;

    o Size of restatement due to options backdating;

    o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

                                   * * * * *

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

    o Rationale for the re-pricing--was the stock price decline beyond management's control?

    o Is this a value-for-value exchange?

    o Are surrendered stock options added back to the plan reserve?

    o Option vesting--does the new option vest immediately or is there a black-out period?

    o Term of the option--the term should remain the same as that of the replaced option;

    o Exercise price--should be set at fair market or a premium to market;

    o Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

                                   * * * * *

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

                                   * * * * *

TRANSFER STOCK OPTION (TSO) PROGRAMS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    o Executive officers and non-employee directors are excluded from participating;

    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    o Eligibility;

    o Vesting;

    o Bid-price;

    o Term of options;

    o Cost of the program and impact of the TSOs on company's total option expense

    o Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

                                   * * * * *

SHAREHOLDER PROPOSALS ON COMPENSATION


ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

                                   * * * * *

BAILOUT BILL/EXECUTIVE COMPENSATION RESOLUTIONS
Vote on a CASE-BY-CASE on shareholder proposals that call for the imposition of compensation limits at companies that are participating in the Capital Purchase Program established under the Troubled Asset Relief Program (TARP). Limits under the proposal include an emphasis on performance-vested equity awards, cap on bonus compensation, equity retention requirements, limits on retirement and severance benefits.

While there are components of the program RMG would not support on a stand-alone basis, we consider the proposal to be a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the legislation. As such, the following factors will be taken into account:

    o The absence of evidence that the Compensation Committee has taken substantial steps to review practices to reflect the dramatically different circumstances of the current environment, including the optics of maintaining former practices while taking tax-payer moneys.

    o Problematic pay practices, current and past, particularly those which shareholders believe may have promoted a risk-taking environment that was ultimately in the detriment of shareholders' long-term interests.

                                   * * * * *

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

                                   * * * * *

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

                                   * * * * *

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

                                   * * * * *

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

    o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

    o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

    o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

    o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

    o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

    o What aspects of the company's annual and long-term equity incentive programs are performance driven?

    o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    o Can shareholders assess the correlation between pay and performance based on the current disclosure?

    o What type of industry and stage of business cycle does the company belong to?

                                   * * * * *

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

                                   * * * * *

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

                                   * * * * *

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

    o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

    o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

    o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

    o Reports on Form 4 must identify transactions made pursuant to a 10b5-1
      Plan;

    o An executive may not trade in company stock outside the 10b5-1 Plan.

    o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

                                   * * * * *

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

    o If the company has adopted a formal recoupment bonus policy;

    o If the company has chronic restatement history or material financial problems; or

    o If the company's policy substantially addresses the concerns raised by the proponent.

                                   * * * * *

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    o The triggering mechanism should be beyond the control of management;

    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

                                   * * * * *

SHARE BUYBACK HOLDING PERIODS
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

                                   * * * * *

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

    o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

      -  Rigorous stock ownership guidelines, or

      - A holding period requirement coupled with a significant long-term ownership requirement, or

      -  A meaningful retention ratio,

    o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

    o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

                                   * * * * *

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

                                   * * * * *

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY
Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal -- related to the elimination of accelerated vesting - requires more careful consideration. The following factors will be taken into regarding this policy.

    o The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

    o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

                                   * * * * *

TAX GROSS-UP PROPOSALS
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

                                   * * * * *

9. Corporate Social Responsibility (CSR) Issues


OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

    o Whether adoption of the proposal is likely to enhance or protect shareholder value;

    o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

    o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

    o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

    o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

    o Whether the company's analysis and voting recommendation to shareholders are persuasive;

    o What other companies have done in response to the issue addressed in the proposal;

    o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

    o Whether implementation of the proposal's request would achieve the proposal's objectives;

    o Whether the subject of the proposal is best left to the discretion of the board;

    o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

    o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

                                   * * * * *

ANIMAL WELFARE


ANIMAL TESTING
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    o The company is conducting animal testing programs that are unnecessary or not required by regulation;

    o The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

    o There are recent, significant fines or litigation related to the company's treatment of animals.

                                   * * * * *

ANIMAL WELFARE POLICIES
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    o The company has already published a set of animal welfare standards and monitors compliance;

    o The company's standards are comparable to industry peers; and

    o There are no recent, significant fines or litigation related to the company's treatment of animals.

                                   * * * * *

CONTROLLED ATMOSPHERE KILLING (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

                                   * * * * *

CONSUMER ISSUES


GENETICALLY MODIFIED INGREDIENTS
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    o The company's business and the proportion of it affected by the resolution;

    o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

                                   * * * * *

CONSUMER LENDING
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures taking into account:

    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

    o Whether the company has adequately disclosed the financial risks of the lending products in question;

    o Whether the company has been subject to violations of lending laws or serious lending controversies;

    o Peer companies' policies to prevent abusive lending practices.

                                   * * * * *

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

    o The nature of the company's business and the potential for reputational and market risk exposure;

    o The existing disclosure of relevant policies;

    o Deviation from established industry norms;

    o The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

    o Whether the proposal focuses on specific products or geographic regions;
      and

    o The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

                                   * * * * *

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

    o The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

    o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

    o The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

    o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

    o Current regulations in the markets in which the company operates; and

    o Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

                                   * * * * *

TOBACCO
Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

    o Recent related fines, controversies, or significant litigation;

    o Whether the company complies with relevant laws and regulations on the marketing of tobacco;

    o Whether the company's advertising restrictions deviate from those of industry peers;

    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    o Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

    o Whether the company complies with all laws and regulations;

    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    o The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

                                   * * * * *

DIVERSITY


BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

    o The board composition is reasonably inclusive in relation to companies of similar size and business; or

    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    o The degree of board diversity;

    o Comparison with peer companies;

    o Established process for improving board diversity;

    o Existence of independent nominating committee;

    o Use of outside search firm;

    o History of EEO violations.

                                   * * * * *

EQUALITY OF OPPORTUNITY
Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

    o The company publicly discloses its comprehensive equal opportunity policies and initiatives;

    o The company already publicly discloses comprehensive workforce diversity data; and

    o The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

                                   * * * * *

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS
Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

                                   * * * * *

CLIMATE CHANGE AND THE ENVIRONMENT


CLIMATE CHANGE
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

    o The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

    o The company's level of disclosure is at least comparable to that of industry peers; and

    o There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

                                   * * * * *

CONCENTRATED ANIMAL FEEDING OPERATIONS (CAFOS)
Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    o The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

    o The company publicly discloses company and supplier farm environmental performance data; or

    o The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

                                   * * * * *

ENERGY EFFICIENCY
Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

    o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

    o The proponent requests adoption of specific energy efficiency goals within specific timelines.

                                   * * * * *

FACILITY AND OPERATIONAL SAFETY/SECURITY
Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

    o The company's compliance with applicable regulations and guidelines;

    o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

    o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

                                   * * * * *

GREENHOUSE GAS (GHG) EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products, unless:

    o The company already provides current, publicly-available information on the impacts that greenhouse gas emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

    o The company's level of disclosure is at least comparable to that of industry peers; and

    o There are no significant, controversies, fines, penalties, or litigation associated with the company's greenhouse gas emissions.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specific amounts or within a specific time frame, unless:

    o The company lags behind industry standards; and,

    o The company has been the subject of recent, significant violations, fines, litigation, or controversy related to greenhouse gas emissions.

                                   * * * * *

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

    o Operations in the specified regions are not permitted by current laws or regulations;

    o The company does not currently have operations or plans to develop operations in these protected regions; or,

    o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

                                   * * * * *

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    o The nature of the company's business;

    o The extent that peer companies are recycling;

    o The timetable prescribed by the proposal and the costs and methods of implementation;

    o Whether the company has a poor environmental track record, such as violations of applicable regulations.

                                   * * * * *

RENEWABLE ENERGY
Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

                                   * * * * *

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

                                   * * * * *

CSR COMPENSATION-RELATED PROPOSALS
Vote CASE-BY-CASE on proposals to report on ways of linking executive compensation to non-financial criteria, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. Such resolutions should be evaluated in the context of:

    o The relevance of the non-financial criteria in question to the company;

    o The degree to which non-financial criteria are already included in the company's executive compensation structure and publicly disclosed;

    o The degree to which non-financial criteria are used by industry peers in setting executive compensation;

    o Significant company violations or controversies associated with social and/or environmental performance or compensation practices;

    o The company's current level of disclosure regarding environmental and social performance;

    o Independence of the compensation committee;

Generally vote AGAINST proposals to link executive compensation to non-financial criteria, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, and predatory lending.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees. Such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

                                   * * * * *

HEALTH PANDEMICS
Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company's operations and how the company is responding to the situation, taking into account:

    o The scope of the company's operations in the affected/relevant area(s);

    o The company's existing healthcare policies, including benefits and healthcare access; and

    o Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

                                   * * * * *

LOBBYING EXPENDITURES/INITIATIVES
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

    o Significant controversies, fines, or litigation surrounding a company's public policy activities,

    o The company's current level of disclosure on lobbying strategy, and

    o The impact that the policy issue may have on the company's business operations.

                                   * * * * *

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                                   * * * * *

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS


COMMUNITY SOCIAL AND ENVIRONMENTAL IMPACT ASSESSMENTS
Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

    o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

    o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

    o The nature, purpose, and scope of the company's operations in the specific region(s);

    o The degree to which company policies and procedures are consistent with industry norms; and

    o Scope of the resolution.

                                   * * * * *

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

                                   * * * * *

INTERNET PRIVACY AND CENSORSHIP
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

    o The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

    o Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

    o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

    o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

    o The level of controversy or litigation related to the company's international human rights policies and procedures.

                                   * * * * *

LABOR AND HUMAN RIGHTS STANDARDS
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

    o The degree to which existing relevant policies and practices are disclosed;

    o Whether or not existing relevant policies are consistent with internationally recognized standards;

    o Whether company facilities and those of its suppliers are monitored and how;

    o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

    o Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

    o Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

    o The scope of the request; and

    o Deviation from industry sector peer company standards and practices.

                                   * * * * *

MACBRIDE PRINCIPLES
Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

    o The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

    o Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

    o Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

    o The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

                                   * * * * *

NUCLEAR AND DEPLETED URANIUM WEAPONS
Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

                                   * * * * *

OPERATIONS IN HIGH RISK MARKETS
Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

    o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

    o Current disclosure of applicable risk assessment(s) and risk management procedures;

    o Compliance with U.S. sanctions and laws;

    o Consideration of other international policies, standards, and laws; and

    o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

                                   * * * * *

OUTSOURCING/OFFSHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

    o Controversies surrounding operations in the relevant market(s);

    o The value of the requested report to shareholders;

    o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

    o The company's existing human rights standards relative to industry peers.

                                   * * * * *

SUSTAINABILITY


SUSTAINABILITY REPORTING
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

                                   * * * * *

10. Mutual Fund Proxies

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

                                   * * * * *

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    o Past performance as a closed-end fund;

    o Market in which the fund invests;

    o Measures taken by the board to address the discount; and

    o Past shareholder activism, board activity, and votes on related proposals.

                                   * * * * *

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests, considering the following factors:

    o Past performance relative to its peers;

    o Market in which fund invests;

    o Measures taken by the board to address the issues;

    o Past shareholder activism, board activity, and votes on related proposals;

    o Strategy of the incumbents versus the dissidents;

    o Independence of directors;

    o Experience and skills of director candidates;

    o Governance profile of the company;

    o Evidence of management entrenchment.

                                   * * * * *

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    o Proposed and current fee schedules;

    o Fund category/investment objective;

    o Performance benchmarks;

    o Share price performance as compared with peers;

    o Resulting fees relative to peers;

    o Assignments (where the advisor undergoes a change of control).

                                   * * * * *

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

                                   * * * * *

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    o Stated specific financing purpose;

    o Possible dilution for common shares;

    o Whether the shares can be used for antitakeover purposes.

                                   * * * * *

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    o Potential competitiveness;

    o Regulatory developments;

    o Current and potential returns; and

    o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

                                   * * * * *

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    o The fund's target investments;

    o The reasons given by the fund for the change; and

    o The projected impact of the change on the portfolio.

                                   * * * * *

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

                                   * * * * *

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:

    o Political/economic changes in the target market;

    o Consolidation in the target market; and

    o Current asset composition.

                                   * * * * *

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    o Potential competitiveness;

    o Current and potential returns;

    o Risk of concentration;

    o Consolidation in target industry.

                                   * * * * *

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    o Strategies employed to salvage the company;

    o The fund's past performance;

    o The terms of the liquidation.

                                   * * * * *

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    o The degree of change implied by the proposal;

    o The efficiencies that could result;

    o The state of incorporation;

    o Regulatory standards and implications.

Vote AGAINST any of the following changes:

    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    o Removal of shareholder approval requirement for amendments to the new declaration of trust;

    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    o Removal of shareholder approval requirement to change the domicile of the fund.

                                   * * * * *

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    o Regulations of both states;

    o Required fundamental policies of both states;

    o The increased flexibility available.

                                   * * * * *

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                                   * * * * *

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    o Fees charged to comparably sized funds with similar objectives;

    o The proposed distributor's reputation and past performance;

    o The competitiveness of the fund in the industry;

    o The terms of the agreement.

                                   * * * * *

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

                                   * * * * *

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:

    o Resulting fee structure;

    o Performance of both funds;

    o Continuity of management personnel;

    o Changes in corporate governance and their impact on shareholder rights.

                                   * * * * *

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS


ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

                                   * * * * *

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

                                   * * * * *

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    o Performance of the fund's Net Asset Value (NAV);

    o The fund's history of shareholder relations;

    o The performance of other funds under the advisor's management.

                                   * * * * *

PART C: OTHER INFORMATION


Item 23. Exhibits

(a) (1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) ("Post-Effective Amendment No. 3").

                          (a) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed on June 23, 2008 ( Accession Number 0001193125-08-138324) ("Post-Effective
                                   Amendment No. 2").

                          (b) Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX-99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed on November 6, 2008 (Accession Number 0001421877-08-000264) ("Post-Effective
                                   Amendment No. 5").

                          (c) Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c. of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed on April 22, 2009 (Accession Number 0001104659-09-025445) ("Post-Effective
                                   Amendment No. 11").

                          (d) Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d. of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed on July 20, 2009 (Accession Number 0001104659-09-043743)
                                   ("Post-Effective Amendment No. 14").

                          (e) Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.e. of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed on October 28, 2009 (Accession Number 0001135428-09-000523)
                                   ("Post-Effective Amendment No. 19").

                  (2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant's initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b) Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant's initial Registration Statement on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08-000026)
                  ("Pre-effective Amendment No. 1").

(c) (1) See Article III, "Shares," and Article V, "Shareholders' Voting Powers and Meetings," of Registrant's Amended and Restated Agreement and Declaration of Trust.

                  (2) See Article II, "Meetings of Shareholders," of Registrant's Amended and Restated By-Laws.

(d) (1) Investment Advisory Agreement between Registrant and Aberdeen Asset Management Inc. ("AAMI") is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (2) Subadvisory Agreement between AAMI and Credit Suisse Asset Management, LLC is incorporated by reference to Exhibit EX-99.d.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (3) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.3.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (4) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.4.a. of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed on August 14, 2009 (Accession No. 0001135428-09-000332) ("Post-Effective
                                   Amendment No. 15").

(e) (1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.e.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(f) Not Applicable.

(g) (1) Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Schedule 6 to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.1.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (2) Mutual Fund Rider to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (3) Form of Master Custodian Agreement between Registrant and State Street Bank and Trust Company for Aberdeen Emerging Markets Institutional Fund and Aberdeen Asia-Pacific (ex-Japan) Equity Fund series is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(h) (1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a) Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (2) Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                          (a)      Amendment to Services Agreement is
                                   incorporated by reference to Exhibit
                                   EX-99.h.2.a. of Post-Effective Amendment No.
                                   2 filed on June 23, 2008.

                                   (i)      Schedule A to Services Agreement
                                            between Registrant and Citi Fund
                                            Services Ohio, Inc. is incorporated
                                            by reference to Exhibit
                                            EX-99.h.2.d.i. of Post-Effective
                                            Amendment No. 19 filed on October
                                            28, 2009.

                          (b) Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                                   (i)      Schedule D to the Compliance
                                            Services Amendment to Services
                                            Agreement and Sub-Administration
                                            Agreement is incorporated by
                                            reference to Exhibit EX-99.h.2.b.i.
                                            of Post-Effective Amendment No. 19
                                            filed on October 28, 2009.

                          (c) Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

                  (3) Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                           (a) Amendment to Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 2 to filed on June 23, 2008.

                                    (i)     Schedule A to the Sub-Administration
                                            Agreement between AAMI and Citi Fund
                                            Services Ohio, Inc. is incorporated
                                            by reference to Exhibit
                                            EX-99.h.3.a.i. of Post-Effective
                                            Amendment No. 19 filed on October
                                            28, 2009.

                           (b) Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed on February 6, 2008 (Accession Number 0001386893-09-000028).

                           (a) Form of Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.13.d.i. of Registrant's Registration Statement on Form N-14 filed on March 24, 2009 (Accession Number 0001386893-09-000055) ("Registrant's N-14").

                  (5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                           (a)      Form of Appendix A to the Servicing
                                    Agreement is incorporated by reference to Exhibit EX-99.13.e.i. of Registrant's N-14 filed on March 24, 2009.

                  (6) Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                           (a)      Exhibit A to the Expense Limitation
                                    Agreement is incorporated by reference to Exhibit EX-99.h.6.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.


                  (7) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                           (a) Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.h.7.a. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(i) (1) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (2) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Core Plus Income Fund and Aberdeen Core Income Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.2. of Post-Effective Amendment No. 14 filed on July 20, 2009.

                  (3) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia Bond Institutional Fund, Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund and Aberdeen International Equity Institutional Fund (Stradley Ronon Stevens & Young,
                  LLP) is incorporated by reference to Exhibit EX-99.i.3. of Post-Effective Amendment No. 14 filed on July 20, 2009.

                  (4) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.4. of Post-Effective Amendment No. 14 filed on July 20, 2009.

                  (5) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Institutional Service Class Shares of Aberdeen Asia Bond Institutional Fund, Aberdeen International Equity Institutional Fund and Aberdeen Emerging Markets Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.5. of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed on November 6, 2009 (Accession Number 0001421877-09-000283) ("Post-Effective Amendment No. 21").

                  (6) Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Stradley Ronon Stevens & Young, LLP) is incorporated by reference to Exhibit EX-99.i.6. of Post-Effective Amendment No. 21 filed on November 6, 2009.

(j) Consent of Independent Registered Public Accounting Firm is attached hereto as Exhibit EX-99.j.

(k)               Not Applicable.

(l) Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-effective Amendment No. 2 to the Registrant's initial Registration Statement on Form N-1A filed on February 5, 2008 (Accession No. 000137439-08-000064).

(m) (1) Distribution Plan is incorporated by reference to Exhibit EX-99.m. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (2) Form of Distribution Plan is incorporated by reference to Exhibit EX-99.10.b. of Registrant's N-14 filed on March 24, 2009.

(n) Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n.1. of Post-Effective Amendment No. 19 filed on October 28, 2009.

(o)               Reserved.

(p) (1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

                  (2) Code of Ethics of Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.p.2. of Post-Effective Amendment No. 19 filed on October 28, 2009.

                  (3) Code of Ethics of Credit Suisse Asset Management, LLC incorporated by reference to Pre-effective Amendment No. 1 filed on January 18, 2008.

                  (4) Code of Ethics of Aberdeen Fund Distributors LLC is incorporated by reference to Exhibit EX-99.p.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(q) (1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Jack Solan, Peter
                  D. Sacks, Martin Gilbert and John T. Sheehy is incorporated by reference to Exhibit EX-99.q.1. of Post-Effective Amendment No. 11 filed on April 22, 2009.

                  (2) Power of Attorney with respect to the Trust for William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar, Tim Sullivan and Shahreza Yusof is incorporated by reference to Exhibit EX-99.q.2. of Post-Effective Amendment No. 11 filed on April 22, 2009.

                  (3) Power of Attorney with respect to the Trust for Andrea Melia is incorporated by reference to Exhibit EX-99.q.3. of Post-Effective Amendment No. 19 filed on October 28, 2009.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25. Indemnification

         (a) Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust ("Trust Declaration") provides that the Registrant (the "Trust"), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or trustee's performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office (such conduct referred to herein as "Disqualifying Conduct").

                  For the purpose of this indemnification and limitation of liability, "Agent" means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

         (b) The Registrant's Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

         (c) In addition, indemnification against certain liabilities of the Registrant's trustees and officers and the Registrant's sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. ("AAMI") (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC; (b) Aberdeen Asset Management Asia Limited and (c) Aberdeen Asset Management Investment Services Limited;
                  (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors LLC; (4) Section 10(a) and (b) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by references to Item 23.

Item 26. Business and Other Connections of the Investment Adviser.

The Registrant's investment adviser, Aberdeen Asset Management Inc. ("AAMI"), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts. Additional information as to AAMI and the directors and officers of AAMI is included in AAMI's Form ADV filed with the U.S. Securities and Exchange Commission ("SEC") (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

The Registrant's subadviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), is a Delaware limited liability company. Additional information as to Credit Suisse and the directors and officers of Credit Suisse is included in Credit Suisse's Form ADV filed with the SEC (File No. 801-37170), which is incorporated herein by reference and sets forth the officers and directors of Credit Suisse and information as to any business, profession, vocation or employment of a substantial nature engaged in by Credit Suisse and such officers and directors during the past two years.

The Registrant's subadviser, Aberdeen Asset Management Investment Services Limited ("AAMISL"), is a United Kingdom corporation. Additional information as to AAMISL and the directors and officers of AAMISL is included in AAMISL's Form ADV filed with the SEC (File No. 801-12880), which is incorporated herein by reference and sets forth the officers and directors of AAMISL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMISL and such officers and directors during the past two years.

The Registrant's subadviser, Aberdeen Asset Management Asia Limited ("AAMAL"), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL's Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

Item 27. Principal Underwriters.

          (a) Aberdeen Fund Distributors LLC (the "Distributor") does not act as principal underwriter for any other investment companies.

          (b)

---------------------------------------------------------------------------------------------------------------
  Name                                                 Position with              Position with Registrant
                                                       Underwriter
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Nigel Storer                                         President and Principal    None
  1735 Market Street, 32nd Floor Philadelphia, PA
  19103
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Brian Ferko                                          Chief Compliance           None
  1735 Market Street, 32nd Floor Philadelphia, PA      Officer and Principal
  19103
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Samuel Luque                                         Financial Operations       None
  5824 Bee Ridge Road #417                             Principal
  Sarasota FL 34233
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  William Baltrus                                      Vice President             Vice President
  1735 Market Street, 32nd Floor Philadelphia, PA
  19103
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Vincent McDevitt                                     Vice President             Chief Compliance Officer,
  1735 Market Street, 32nd Floor Philadelphia, PA                                 Vice President - Compliance
  19103
---------------------------------------------------------------------------------------------------------------

         (c)      Not Applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of Citi Fund Services Ohio, Inc.:
3435 Stelzer Road, Columbus, Ohio 43219 and 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 with the exception of those maintained by the Registrant's investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 22 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 23rd day of November, 2009.

                                  Aberdeen Funds
                                  Registrant

                                  By: /s/ Gary Marshall(1)
                                      ---------------------------
                                      Gary Marshall
                                      President of Aberdeen Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name                                       Title                                           Date

Gary Marshall(1)                           President and Chief Executive Officer           November 23, 2009
--------------------
Gary Marshall

Megan Kennedy(1)                           Treasurer, Chief Financial Officer              November 23, 2009
--------------------
Megan Kennedy                              and Principal Accounting Officer

P. Gerald Malone(1)                        Chairman of the Board                           November 23, 2009
--------------------
P. Gerald Malone

Richard H. McCoy(1)                        Trustee                                         November 23, 2009
--------------------
Richard H. McCoy

Peter D. Sacks(1)                          Trustee                                         November 23, 2009
--------------------
Peter D. Sacks

John T. Sheehy(1)                          Trustee                                         November 23, 2009
--------------------
John T. Sheehy

Warren C. Smith(1)                         Trustee                                         November 23, 2009
--------------------
Warren C. Smith

Jack Solan(1)                              Trustee                                         November 23, 2009
--------------------
Jack Solan

Martin Gilbert(1)                          Trustee                                         November 23, 2009
--------------------
Martin Gilbert

By: /s/  Jennifer Nichols
   ---------------------
      Jennifer Nichols
      Attorney In Fact

(1) Pursuant to a power of attorney incorporated herein by reference.


                                  EXHIBIT LIST

                                       Exhibit                  Exhibit No.

Consent of Independent Registered Public Accounting Firm        EX-99.j.